                                                                   EXHIBIT 10.0


               DEPARTMENT OF COMMUNICATIONS REPUBLIC OF INDONESIA
                   DIRECTORATE GENERAL OF AIR COMMUNICATIONS



                                ----------------
                                    CONTRACT



                                ----------------
                            NUMBER:  LN.95/XI/1996



                                 -------------
                                    BETWEEN




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                  THE GOVERNMENT OF THE REPUBLIC OF INDONESIA
                                      AND
                       AIRPORT SYSTEMS INTERNATIONAL,INC



                                 -------------
                                      FOR



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                    PROCUREMENT, INSTALLATION AND UPGRADING
                          OF DVOR/DME AT 22 LOCATIONS
                                (FAT-59 PROJECT)
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INDEX


         ARTICLE

1.       DEFINITIONS
2.       SCOPE OF CONTRACT
3.       CONTRACT PRICE
4.       PERFORMANCE BOND
5.       PAYMENTS
6.       DELIVERY OF THE EQUIPMENT AND TRANSFER OF TITLE
7.       FORCE MAJEURE
8.       FACTORY ACCEPTANCE TESTING
9.       TRAINING
10. SITE ACCEPTANCE TESTING, FLIGHT COMMISSIONING TEST, AND FINAL ACCEPTANCE AND HANDING OVER
11.      AMENDMENT
12.      NOTICES
13.      LANGUAGE
14.      WARRANTY AND GUARANTY
15.      PRESERVATION, PACKAGING AND MARKING
16.      TRANSPORTATION
17.      TARIFFS, DUTIES, AND TAXES
18.      SETTLEMENT OF DISPUTE
19.      PATENT AND DATA RIGHTS
20.      LIQUIDATED DAMAGES
21.      SUSPENSIONS
22.      TERMINATION
23.      LIABILITY OF SELLER
24.      INSTALLATION AND COMMISSIONING
25.      DOCUMENTATION AND REPORTING
26.      INSURANCE
27.      APPLICABLE LAW
28.      EXPORT CONTROL REGULATIONS
29.      SUB-ANNEXES
30.      COMING INTO FORCE
31.      LOCAL CONTENT
32.      ENTIRE AGREEMENT





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ANNEXES: (BOOK 2 AND BOOK 3)

LIST OF ANNEXES


I        Power of Attorney
II       Representative in Indonesia Documents
III      Bill of Quantity, Schedules and Breaking Down of Spares
IV       Technical Requirements and Scope of Works
V        Description of Equipment and Services (ANNEXES)
VI       Seller Equipment Technical Specifications
VII      Training Program
VIII     Factory Acceptance Test
IX       Site Acceptance Test
X        Flight Commissioning Test Procedure
XI       Documentation
XII      Project Reporting
XIII     Factory Acceptance Test Certificate
XIV      Site Acceptance Test Certificate
XV       Flight Commissioning Test Certificate
XVI      Delivery Time Schedule
XVII     List of Sites
XVIII    Buyer Certification of Site Readiness
XIX      Certificate of Final Acceptance and Handing Over of Equipment
XX       Price Summary
XXI      Performance Bond
XXII     Advance Payment Bond
XXIII    Certificate of Training Completion
XXIV     Instrument Flight Procedures
XXV      Warranty Claim Form
XXVI     Statement of Technical Support and After Sales Service
XXVII    Statement of Commitment to Use Indonesian Freight Forwarder and
         Insurance
XXVIII   List of Equipment Frequencies
XXIX     Statement of Manpower Insurance
XXX      List of Local Content





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CONTRACT NO. LN.95/XI/1996
FOR PROCUREMENT,INSTALLATION AND UPGRADING OF DVOR/DME AT 22 LOCATIONS (FAT-59 PROJECT)


This CONTRACT is made and concluded this Thursday of November 7, 1996 by and between:

THE GOVERNMENT OF THE REPUBLIC OF INDONESIA, acting by and through its MINISTER OF COMMUNICATIONS, for this purpose represented by,

Ir. WIDJAJA LAGHA


Project Manager of Telecommunication, Navigation and Electricity Facilities, Directorate General of Air Communications, having its office at Jalan Angkasa I Number 2, Jakarta 10620 Indonesia, duly authorized by virtue of the Minister of Communication Decree Number SK.13/KU.403/Phb-96, dated February 15, 1996, party of the First part, and

AIRPORT SYSTEMS INTERNATIONAL, INC., a company organized and established under the laws of the State of Kansas in the United States of America, having its office at 11300 West 89th Street, Overland Park, Kansas, for this purpose represented by,

MICHAEL WARNER

Vice President Business Development, duly authorized to sign the CONTRACT by virtue of the power of attorney issued in his name dated March 27, 1996 legalized by the Embassy of the Republic of Indonesia in Washington DC, USA, Number 9607401-3, dated April 9, 1996 as attached in ANNEX I, party of the Second part, assisted by:

PT. ELEKTRINDO NUSANTARA, having its office at Gedung Elektrindo, 11th Floor, Jalan, Kuningan Barat No. 8, Jakarta 12710, Indonesia, previously located at Bimantara Building Jalan Kebon Sirih No. 17-19 Jakarta Pusat, for this purpose represented by,

HARRY KUNTORO



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President Director, acting as the Sole Agent of the SELLER as defined in the
Registration Paper as a Sole Agent of Foreign-Produced Materials No. 3281/STP-LN/BSP-5/X/1995, dated October 9, 1995, issued by the Ministry of Trade of Republic of Indonesia as attached in ANNEX II.

WITNESSETH THAT :

WHEREAS, the BUYER desires to procure the Installation and Upgrading of Doppler Very High Frequency Omni Range/Distance Measuring Equipment (DVOR/DME) for 22 locations of airports, at Kibon Point/Ketapang, Binaka/Pulau Nias, Padang Kemiling/Bengkulu, Lasem Point/Lasem, Nabire/Nabire, Eltari/Kupang, Iskandar/Pangkalan Bun, Mohammad Salahuddin/Bima, Iswahyudi/Madiun, Jalaluddin/Gorontalo, PLP TC/Curug, Juwata/Tarakan, Sentani/Jayapura, Jefman/Sorong, Pangkal Pinang/Pangkal Pinang, Buluh Tumbang/Tanjung Pandan, Bandar Lampung/Tanjung Karang, Budiarto/Curug, Abdurahman Saleh/Malang, Mutiara/Palu, Wolter Mongonsidi/Kendari, Maintenance Center and Repair Center Balai Elektronika/Jakarta (hereinafter referred to as the FAT-59 PROJECT), and

WHEREAS, the SELLER is in the business of designing, manufacturing, installing and selling of Navigation Aids Equipment (DVOR/DME) and was the winner of the public tender for the FAT-59 PROJECT.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the BUYER and the SELLER (hereinafter referred to collectively as the PARTIES) hereby agree as follows:

ARTICLE 1 - DEFINITIONS

Unless modified by future Amendment, the following terms and expressions shall, when used in this CONTRACT, have the meanings as described herein:

1.1.     CONTRACT means:

This CONTRACT between the BUYER and the SELLER including all ANNEXes attached and it's Amendments, if any.

1.2.     LOAN AGREEMENT means:

The Agreement to be entered between the Republic of Indonesia acting by and through the Ministry of Finance for part of the financing required to purchase United States source


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equipment and other eligible items as determined by the Export-Import Bank of the United States which constitutes the subject mater of this CONTRACT.

1.3.     WORK means:

EQUIPMENT and SERVICES to be delivered under this CONTRACT for the following Airports for 22 locations as follows: Kibon Point/Ketapang, Binaka/Pulau Nias, Padang Kemiling/Bengkulu, Lasem Point/Lasem, Nabire/Nabire, Eltari/Kupang, Iskandar/Pangkalan Bun, Mohammad Salahuddin/Bima, Iswahyudi/Madiun, Jalaluddin/Gorontalo, PLP TC/Curug, Juwata/Tarakan, Sentani/Jayapura, Jefman/Sorong, Pangkal Pinang/Pangkal Pinang, Buluh Tumbang/Tanjung Pandan, Bandar Lampung/Tanjung Karang, Budiarto/Curug, Abdurahman Saleh/Malang, Mutiara/Palu, Wolter Mongonsidi/Kendari, Maintenance and Repair Center Balai Elektronika/Jakarta.

1.4.     EQUIPMENT means:

The Navigation Aids Equipment (DVOR/DME) and Spare Parts to be supplied by SELLER under this CONTRACT as attached in ANNEXes III, IV, V and VI of this CONTRACT. The above mentioned EQUIPMENT has to be delivered unused (brand new).

1.5.     SERVICES means:

The management, factory inspection, testing, flight commissioning, training and flight procedures for the EQUIPMENT as attached in ANNEXes III, IV, V, VII, VIII, IX, X, XI and XII of this CONTRACT.

1.6.     INSTALLATION means:

The assembly, mounting, setting-up, erection, tuning, and making ready of the EQUIPMENT, power supply, lighting and grounding system for site acceptance and commissioning flight check as attached in ANNEXes IV and V.

1.7.     CIVIL WORKS means:

The construction and/or renovation of buildings, access roads and fencing, land filling, cutting of trees, renovation of counterpoise, and other construction works relating to concrete, brick and earthwork check as attached in ANNEXes IV and V.

1.8.     INSPECTION ENGINEER(S) means:





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BUYER'S representative(s) who are authorized by BUYER to act on his behalf to inspect and report the progress of the WORK; perform pre-installation site surveys; witness factory tests, site acceptance and flight commissioning tests; and sign the necessary certification for the WORK according to the provisions of this CONTRACT.

1.9.     FACTORY ACCEPTANCE TEST means:

The tests to be carried out at the manufacturing location of the equipment to ensure that it will meet the technical specifications agreed upon as specified in this CONTRACT and certified by the SELLER with the form as attached in ANNEX XIII.

1.10.    SITE ACCEPTANCE TEST means:

The test to be carried out at each site location to insure that the delivered equipment will meet the technical specifications agreed upon as specified in this CONTRACT and certified by the SELLER with the form as attached in ANNEX XIV.

1.11.    FLIGHT COMMISSIONING TEST means:

The tests to be carried out at each site location prior to final acceptance and handing over of the EQUIPMENT to the BUYER. These test utilize flight check aircraft measurements to verify the proper operation of the equipment. Successful completion of Flight Commissioning Test confirms that the site complies with the specification as agreed upon in this CONTRACT as certified by the SELLER as attached in ANNEX XV.

1.12.    S.G.S. means:

SOCIETY GENERALE DE SURVEILLANCE S.A. as surveyor appointed by the Government of Indonesia in accordance with Indonesian Presidential Instruction no. 3/1991.

1.12.1. SURVEYOR's INSPECTION REPORT means: The clean report of finding, issued by S.G.S.

1.13.    DELIVERY TIME SCHEDULE means:

The period of performance as attached in ANNEX XVI for completing the WORKS as defined in this CONTRACT.

1.14. COST INSURANCE AND FREIGHT (CIF) means: CIF terms defined in the International Rules for the Interpretation of Trade Terms (INCOTERMS 1990 and subsequent edition).



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1.15.    USD and Rp means:

United States Dollar (USD), the legal currency of the United States of America, and Rupiah (Rp), the legal currency of the Republic of Indonesia, respectively.

1.16.    BUYER'S EQUIPMENT means:

Existing Navigation Aids Equipment (DVORDME), structures or loose material as attached in ANNEXes III and IV at the sites which are BUYER'S property which are to be incorporated into the WORK.

1.17.    BUYER CERTIFICATION OF SITE READINESS means:

The BUYER'S written and fully executed certification in the form as attached in ANNEX XVIII that BUYER'S EQUIPMENT and other items related to BUYER'S property which are to be incorporated into the WORK, are available to the SELLER in proper working order and in the types, the quantities and the locations as attached in ANNEXes III, IV and VII.

1.18.    TOOLS means:

CONTRACT specific TOOLS as attached in ANNEXes III and V provided for the proper installation and putting into service of the EQUIPMENT.

These TOOLS will be the property of the BUYER and can be used by SELLER until the fulfillment of the SELLER's contractual obligations. After this time they will be handed over to the BUYER.

1.19.    TEST EQUIPMENT means:

CONTRACT specific TEST EQUIPMENT as attached in ANNEXes III and V provided for the proper installation, putting into service and maintenance of the EQUIPMENT.

This TEST EQUIPMENT will be the property of the BUYER and can be used by SELLER until the fulfillment of the SELLER's contractual obligations. After this time they will be handed over to the BUYER.

1.20.    CERTIFICATE OF FINAL ACCEPTANCE AND HANDING OVER OF EQUIPMENT means:

The fully executed certification of the BUYER and SELLER as attached in ANNEX XIX that all WORK related to an individual site has been completed by the SELLER, and that the site



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is finally accepted and the EQUIPMENT is handed over to the BUYER, according to the provisions agreed upon in this CONTRACT.

1.21.    BUYER means:

The Government of the Republic of Indonesia acting for this purpose through its Minister of Communications represented by,

Ir. WIDJAJA LAGHA

in Jakarta, its successors and permitted assigns.

1.22.    SELLER means:

Airport Systems International, Inc., it's offices located at 11300 west 89th Street, Overland Park, Kansas U.S.A. for this purpose represented by,

MICHAEL WARNER

its successors and permitted assigns.

1.23.    PHYSICAL PRICE means:

The total EQUIPMENT and SERVICES PRICE excluding VAT 10% mentioned in ARTICLE
3.

1.24.    FREE ON BOARD (FOB) means:

FOB terms defined in the International Rules for the Interpretation of Trade Terms (INCOTERMS 1990 and subsequent editions).

1.25.    PORT OF ENTRY means:

TANJUNG PRIOK, JAKARTA, INDONESIA.

1.26.    SITE means:

The locations of the EQUIPMENT to be installed as defined by ANNEX XVII.





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1.27.    CONTRACT PRICE means:

The total EQUIPMENT and SERVICES PRICE including VAT 10% (ten percent) mentioned in ARTICLE 3.

ARTICLE 2 - SCOPE OF CONTRACT

The BUYER undertakes to buy and to receive from the SELLER, and the SELLER undertakes to sell and to deliver to the BUYER, in accordance with the terms and conditions of this CONTRACT as follows:

2.1      The EQUIPMENT, consisting of:

Navigational Aids Equipment (DVOR/DME), including TOOLS, TEST EQUIPMENT and spare parts as attached in ANNEX XX, items IA and IB and further defined in
ARTICLE 1.4.

2.2      The INSTALLATION consisting of:

INSTALLATION, replacement and upgrading activity as attached in ANNEX XX, item II and further defined in ARTICLE 1.6.

2.3      The CIVIL WORKS consisting of:

The CIVIL WORKS listed as attached in ANNEX XX, item III and further defined in
ARTICLE 1.7.

2.4      The SERVICES consisting of:

Other SERVICES to be performed by SELLER as attached in ANNEX XX, item IV and further defined in ARTICLE 1.5.

ARTICLE 3 - CONTRACT PRICE

3.1      The CONTRACT PRICE for the WORKS including CIF to BUYER's SITES is:

CONTRACT PRICE: USD [Subject to Request For Confidential Treatment] including VAT 10% (ten percent).





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PHYSICAL PRICE: USD 17,689,184 consists of:

- Foreign Portion: USD [Subject to Request For Confidential Treatment] (includes Local Content of USD [Subject to Request For Confidential Treatment]

- Local Portion: Rp. [Subject to Request For Confidential Treatment] (equals USD [Subject to Request For Confidential Treatment]

VAT 10% (ten percent) consists of:

-        VAT Foreign Portion (not collected):
         USD [Subject to Request For Confidential Treatment]

-        VAT for the Local Portion (collected):
         Rp [Subject to Request For Confidential Treatment] (equals USD [Subject to Request For Confidential Treatment]

3.2 VAT 10% (ten percent) for the Foreign Portion shall be borne by the Government of the Republic of Indonesia, and VAT 10% (ten percent) for the Local Portion shall be paid by the Government of the Republic of Indonesia.

3.3      The PHYSICAL PRICE as follows:

(a) The total price for the EQUIPMENT is fixed and firm amounting to USD [Subject to Request For Confidential Treatment] as attached in ANNEX XX, No. IA and IB consisting of:

(1) The total FOB price of the EQUIPMENT and SPARES is USD [Subject to Request For Confidential Treatment] consisting of:

-        Foreign Portion: USD [Subject to Request For Confidential Treatment]

-        Local Portion: USD [Subject to Request For Confidential Treatment]

(2) The total freight, insurance, forwarding and handling price for the EQUIPMENT from the factory to PORT OF ENTRY is USD [Subject to Request For Confidential Treatment].

(3) The total local freight, insurance forwarding, handling and storage price from PORT OF ENTRY to the SITE is USD [Subject to Request For Confidential Treatment].





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(4)      In the event that actual cost of freight and insurance is less than the stated price as set forth in item (2) and (3) above, the excess funds are to be used to supply extra spare parts or equipment to be selected by the BUYER.

(b) The total price of INSTALLATION is fixed and firm amounting to USD [Subject to Request For Confidential Treatment] as attached in ANNEX XX No. II consisting of:

-        Foreign Portion: USD [Subject to Request For Confidential Treatment]

-        Local Portion: USD [Subject to Request For Confidential Treatment]

(c) The total price of CIVIL WORKS is fixed and firm amounting to USD [Subject to Request For Confidential Treatment] as attached in ANNEX XX, No. III consisting of:

-        Foreign Portion: USD [Subject to Request For Confidential Treatment]

-        Local Portion: USD [Subject to Request For Confidential Treatment]

(d) The total price of SERVICES is fixed and firm amounting to USD [Subject to Request For Confidential Treatment] as attached in ANNEX XX No. IV, consisting of:

-        Foreign Portion: USD [Subject to Request For Confidential Treatment]

-        Local Portion: USD [Subject to Request For Confidential Treatment]

3.4 All prices stated herein are exclusive of any taxes, duties, levies as may be levied by the Government or local authorities of the Republic of Indonesia and shall insofar as any such taxes, duties or levies would become payable under or in connection with this CONTRACT be for the BUYER'S account, except that the stamp duty and personal income tax which may be imposed on the income of personnel of SELLER who perform the WORK and any other personal taxes incurred by those SELLER personnel shall be borne by the SELLER in accordance with the prevailing rules.

Any bank charges, taxes, levies and or duties levied outside the Republic of Indonesia shall be for the SELLER's account.

ARTICLE 4 - PERFORMANCE BOND

The SELLER shall submit to the BUYER before the signing of the CONTRACT a Performance Bond issued by a first class United States Bank and counter - guaranteed by a





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

first class Indonesian Bank in substance and form as attached in ANNEX XXI to execute as surety from the SELLER.

The Performance Bond shall be constituted by a Bank Bond of [Subject to Request For Confidential Treatment] of the PHYSICAL PRICE as stated in ARTICLE 3.1 amounting to USD [Subject to Request For Confidential Treatment].

The Performance Bond shall then be valid for [Subject to Request For Confidential Treatment] up to the end of the warranty period according to the DELIVERY TIME SCHEDULE, as attached in ANNEX XVI.

ARTICLE 5 - PAYMENTS

Payment of the PHYSICAL PRICE as specified in ARTICLE 3 shall be made in accordance with the terms of the LOAN AGREEMENT in USD by the BUYER to the SELLER and be effected by a means of a wire transfer in the amount the down payment totaling USD [Subject to Request For Confidential Treatment] and drawing(s) against an irrevocable Letter of Credit to be opened by Bank of Indonesia approved by the Export Import Bank of the United States and confirmed by a United States Bank in the amount of USD [Subject to Request For Confidential Treatment] and shall be valid for the period of in accordance with the LOAN AGREEMENT.

5.1      Term of Payment

Under this CONTRACT payment shall be effected with regard to ARTICLE 5.4 of this CONTRACT as follows:

5.1.1 That [Subject to Request For Confidential Treatment] of the Total PHYSICAL PRICE per ARTICLE 3.1 being USD [Subject to Request For Confidential Treatment] as advance payment to be paid by wire transfer as described under
ARTICLE 5 herein, within 30 (thirty) days after Coming into Force of this CONTRACT against presentation of the following documents:

(a) Simple receipt of the SELLER'S Commercial Invoice in the amount of the down payment issued and signed by the SELLER.

(b) One original of an Advance Payment Guarantee of value equal to the Advance Payment in ARTICLE 5.1.1 above, issued by an Indonesian Government Bank, stating that amount of the guarantee shall be reduced as EQUIPMENT is delivered or SERVICES are rendered confirmed by the SELLER. The Form of Bank Guarantee shall be as shown in ANNEX XXII of this CONTRACT.





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Payments shall be made to the SELLER's bank and account which is as follows:
Bank IV Kansas N.A.
ABA No: 101100045
Account No.: 3322 00008673

5.1.2 The remaining [Subject to Request For Confidential Treatment] of the PHYSICAL PRICE per ARTICLE 3.1 being USD [Subject to Request For Confidential Treatment] will be paid by drawing(s) on a Letter of Credit described under
ARTICLE 5 above, as follows:

(a) [Subject to Request For Confidential Treatment] of the EQUIPMENT and SPARES being USD [Subject to Request For Confidential Treatment] as attached in ANNEX XX No. IA and IB to be paid upon delivery on a site-by-site basis against presentation of the documents mentioned under ARTICLE 16.4 to advising Letter of Credit bank. Said EQUIPMENT is defined, on a site-by-site basis, in the Schedule(s) as attached in ANNEX III.

(b) [Subject to Request For Confidential Treatment] of the INSTALLATION being USD [Subject to Request For Confidential Treatment] as attached in ANNEX XX No. II, and CIVIL WORKS, being USD [Subject to Request For Confidential Treatment] as attached in ANNEX XX No. III, which is further defined for each particular site in the Schedule(s) as attached in ANNEX III, to be paid on a site-by-site basis upon presentation of the certificate in the form of which is attached as ANNEX XIV.

(c) [Subject to Request For Confidential Treatment] of the SERVICES being USD [Subject to Request For Confidential Treatment] as attached in ANNEX XX no. IV to be paid as follows:

(1) [Subject to Request For Confidential Treatment] of DVOR, DME, RCMS and Radio Link, Factory Training as attached in ANNEX XX No. IV.1 totaling USD [Subject to Request For Confidential Treatment], a part thereof to be paid upon completion of each separate class and upon presentation of completion certificate(s) the form of which is shown in ANNEX XXIII. The total paid for Factory Training shall not exceed the amount specified in this paragraph.

(2) [Subject to Request For Confidential Treatment] of FACTORY ACCEPTANCE TEST and SITE ACCEPTANCE TEST as attached in ANNEX XX No. IV.2 totaling USD [Subject to Request For Confidential Treatment] to be paid as follows:

(i) [Subject to Request For Confidential Treatment] of FACTORY ACCEPTANCE TEST totaling USD [Subject to Request For Confidential Treatment] shall be paid according





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to Schedule 22 Item 2 of ANNEX III, upon presentation of acceptance certificate(s) the form of which is attached in ANNEX XIII.

(ii) [Subject to Request For Confidential Treatment] of SITE ACCEPTANCE TEST totaling USD [Subject to Request For Confidential Treatment] shall be paid on a site by site basis, which is further defined for each particular site in the Schedule(s) as attached in ANNEX III, upon presentation of the certificate the form of which is attached in ANNEX XIV.

(3) [Subject to Request For Confidential Treatment] of FLIGHT COMMISSIONING totaling USD [Subject to Request For Confidential Treatment] to be paid on a site-by-site basis, which is further defined for each particular site in Schedules 1-21 as attached in ANNEX III, upon presentation of the certificate the form of which is as attached in ANNEX XV.

(4) [Subject to Request For Confidential Treatment] of Instrument Flight Procedure and Earth Coordinate Measurement as attached in Schedules 1-10 of ANNEX III totaling USD [Subject to Request For Confidential Treatment] to be paid on a site-by-site basis upon presentation and acceptance of the documents by the BUYER the format of which shall be similar as attached in ANNEX XXIV.

(5) [Subject to Request For Confidential Treatment] of Program Management as attached in Schedule 22 of ANNEX III totaling USD [Subject to Request For Confidential Treatment] to be paid monthly in [Subject to Request For Confidential Treatment], upon presentation of the SELLER'S commercial invoice beginning 14 (fourteen) days after the CONTRACT has come into force.

(6) [Subject to Request For Confidential Treatment] of Local Training, as attached in Schedule 22 of ANNEX III totaling USD [Subject to Request For Confidential Treatment] to be paid upon presentation of completion certificate(s) the form of which is as attached in ANNEX XXIII.

(7)      [Subject to Request For Confidential Treatment] of On the Job Training
(OJT), Ground Technical Assistance Flight Calibration totaling USD [Subject to Request For Confidential Treatment] to be paid on a site-by-site basis as attached in Schedules 1-21 and 23, ANNEX III, upon presentation of the certificates the form of which is as attached in ANNEXes XV, XIX, and XXIII.

5.2      Payment Procedure

According to the above mentioned terms of payment and financing the Credit Facility shall be utilized in the following way, which effects the transfer of funds to the SELLER.





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

Payment shall be made under an irrevocable Letter of Credit in favor of the SELLER confirmed by a United States Bank acceptable to the SELLER, allowing partial shipment.

The Letter of Credit shall be opened by Bank of Indonesia approved by the Export Import Bank of the United States and confirmed by a United States Bank covering [Subject to Request For Confidential Treatment] of the PHYSICAL PRICE, being USD [Subject to Request For Confidential Treatment] for a period of time in accordance with the LOAN AGREEMENT, and shall be:

(a)      payable with a bank acceptable to the SELLER.

(b) governed by the Rules of the Uniform Customs and Practice for Documentary Credits Revision 1993 (UCP) Publication No. 500), presentation of stale documents shall be allowed.

The Letter of Credit confirmation charges outside Indonesia shall be for the account of the SELLER.

All other Letter of Credit charges in Indonesia shall be for the BUYER'S account. The Letter of Credit shall be utilized according the conditions as mentioned under ARTICLE 5.1.

ARTICLE 6 - DELIVERY OF THE EQUIPMENT AND TRANSFER OF TITLE

6.1 The EQUIPMENT will be delivered CIF to final destination as attached in ANNEX XVII hereto via Indonesian PORT OF ENTRY, unless explicitly stated otherwise in this CONTRACT.

The title of the EQUIPMENT will pass to the BUYER from the SELLER upon delivery of the EQUIPMENT. The SELLER undertakes to inform the BUYER with at least 10
(ten) days prior notice about the scheduled date of departure of each shipment.

6.2 If on any site, preparations to be taken care of by the BUYER, pursuant to ARTICLE 24 of this CONTRACT, are not ready so as to enable the SELLER to implement SERVICES defined in this CONTRACT, the BUYER shall:

(a) at no cost to SELLER, store the EQUIPMENT safely and properly, immediately following arrival of the EQUIPMENT, or

(b) take delivery of the EQUIPMENT at the SELLER'S factory and authorize the SELLER to store such EQUIPMENT until the site is prepared, and





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(c)      In either case (a) or (b), extend the DELIVERY TIME SCHEDULE as attached in ANNEX XVI of the CONTRACT accordingly.

The BUYER undertakes to apply in due time for any import licenses required for the importation of the EQUIPMENT into Indonesia.

6.3 The SELLER shall use its best endeavors to conclude the WORK in the total period of [Subject to Request For Confidential Treatment] as attached in ANNEX XVI of this CONTRACT.

ARTICLE 7 - FORCE MAJEURE

7.1 Failure of either party to perform any of its obligations under this CONTRACT shall not be considered as a breach of CONTRACT if such failure is caused by Force Majeure.

7.2 For the purpose of this CONTRACT, Force Majeure shall mean unforeseeable circumstances that are beyond the reasonable control of either party and which prevent the party so affected from carrying out its obligations under this CONTRACT.

Such circumstances are not to have been caused by the fault or negligence of the party so affected and shall include but not be limited to: war, strikes, earthquake, volcanic eruption, lightning, hurricanes, acts of God, insoluble interruption of means of communications, floods, fire, epidemics, quarantine restrictions, freight embargoes, sabotage, public enemy, lockouts, revolution, riots, transport damages of EQUIPMENT, acts of any Government in its sovereign capacity, however, only as far as any of such circumstances directly and substantially affects the performance of the respective PARTY'S obligations under this CONTRACT. The DELIVERY TIME SCHEDULE as attached in ANNEX XIV, in the event of delay in the performance of contractual obligations hereunder for reasons of Force Majeure, be extended accordingly.

7.3 In the event of Force Majeure the affected party shall promptly inform the other party by Telex, Facsimile or registered Air-Mail Letter and supply within 10 (ten) days written notification which shall be evidenced and confirmed by Chamber of Commerce and/or Consulate, Embassy or other authorized government agency showing that such Force Majeure exists. The same procedure shall apply on termination of Force Majeure. The parties shall exert every reasonable effort to keep the effect of Force Majeure conditions to a minimum.

7.4 In the event Force Majeure having lasted for a total period of more than 6 (six) months, either party shall have the right to terminate this CONTRACT upon giving 30

(thirty) days in advance a written notice, provided always, both parties will convene to evaluate the portion of the WORK performed and in progress by SELLER and payment made by or on behalf of BUYER to settle the account.

ARTICLE 8 - FACTORY ACCEPTANCE TEST AND INSPECTION

8.1 The EQUIPMENT shall be tested and inspected by the SELLER in accordance with the standard practice of the SELLER as attached in ANNEXes VIII and XIII in order to ensure that the EQUIPMENT shall be capable of meeting the full performance requirements of the Technical Specifications as attached in ANNEXes IV and VI.

8.2 The BUYER'S INSPECTION ENGINEER(S) shall have the right to attend the testing and inspection of any unit or units of the EQUIPMENT. For this purpose, the BUYER requires the SELLER to give one (1) month notice in advance in writing of the time and place of the testing and inspection of any unit of EQUIPMENT at which the INSPECTION ENGINEER(S) is to be present.

The BUYER shall provide the SELLER, by Telex or Facsimile, at least 2 (two) weeks before commencement of inspection all the necessary information about INSPECTION ENGINEER(S) arrival.

8.3 Upon his request the BUYER or INSPECTION ENGINEER(S) shall be entitled to inspect all the EQUIPMENT at the SELLER's factory pertaining to this CONTRACT.

Should the BUYER waive this right, the items shall be regarded as inspected by internal factory inspection.

8.4 The INSPECTION ENGINEER(S) acting on behalf of the BUYER shall have free access to the WORK of the SELLER during execution of this CONTRACT for the purpose of inspection, except to those areas of the factory engaged in activities, the nature of which is such, that access is restricted by national security regulation and/or confidential reasons of the SELLER.

The SELLER shall give access to all appropriate facilities at the factory to enable the INSPECTION ENGINEER(S) to confirm that the WORK is being carried out in accordance with this CONTRACT.

8.5. This free access shall not be exercised in such a manner as to delay the execution of the work, and shall not incur additional costs to the SELLER in excess of the agreed price for the FACTORY ACCEPTANCE.

The costs of carrying out all standard factory tests shall be at the SELLER's expense. The SELLER shall provide the BUYER at least 1 (one) month prior to the inspection visits the test procedure, for the EQUIPMENT to be inspected.

8.6 Travel expenses between JAKARTA and factory site in United States or Indonesia and vice versa, and all transportation, accommodation and living expenses of the BUYER'S INSPECTION ENGINEER(S) shall be for the account of the SELLER, in accordance with provisions as attached in ANNEX VIII.

8.7 The SELLER shall assist S.G.S. (SOCIETE GENERAL DE SURVEILLANCE), or any other institution that may be designated by the BUYER, in finding any information including technical specification, drawing, and other data related thereto for the issuance of SURVEYOR's INSPECTION REPORTS in accordance with the Indonesian Presidential Instruction Nr. 3/1991.

8.8 If the BUYER fails to witness the testing, on the dates notified, the SELLER will commence to the approved technical test procedure and these tests will be considered performed and FACTORY ACCEPTANCE shall take place on the basis of the results, as stated in the Factory Acceptance Test Certificate as attached in ANNEX XIII, prepared by the SELLER.

ARTICLE 9 - TRAINING

The SELLER shall implement the training program detailed in ANNEX VII for the BUYER'S personnel in the skills required for the efficient operation and maintenance of the EQUIPMENT. Such training program shall include training in operation and maintenance of the EQUIPMENT at the SELLER's factories, with reasonable costs of transportation and living expenses to be borne by the SELLER as attached in ANNEX VII.

ARTICLE 10 - SITE ACCEPTANCE TEST, FLIGHT COMMISSIONING TEST and FINAL ACCEPTANCE AND HANDING OVER OF EQUIPMENT

10.1 The following provisions will be applicable to the SITE ACCEPTANCE TESTING of the EQUIPMENT, which the SELLER will deliver and install under this CONTRACT.

10.1.1 SITE ACCEPTANCE TESTING at each site will commence on completion of the installation of the EQUIPMENT at those sites, as attached in ANNEX XVII.

10.1.2 SELLER will inform BUYER of the anticipated date of commencement of each SITE ACCEPTANCE TEST at the start of installation, and at least 30 (thirty) days in advance, and at that date the SELLER will forward his standard technical test procedure as attached in ANNEX IX to the BUYER for review.

10.1.3 The SELLER will notify the BUYER' INSPECTION ENGINEER(S) of the actual date on which SITE ACCEPTANCE TESTING may commence at least 3 (three) weeks beforehand.

10.1.4 All SITE ACCEPTANCE TESTS will be carried out by SELLER and witnessed by the BUYER's INSPECTION ENGINEER(S) according to the standard technical test procedures as defined in ARTICLE 10.1.2.

10.1.5 If the BUYER fails to attend the testing on the dates notified, SELLER will commence with his standard technical test procedures and these tests will be considered approved on the basis of the results stated in the Site Acceptance Test Certificate as attached in ANNEX XIV prepared by SELLER.

10.1.6 Within 14 (fourteen) days after the completion of each SITE ACCEPTANCE TEST, a Site Acceptance Test Certificate will be drawn up and signed by the 2
(two) parties, unless the EQUIPMENT is rejected for justified reasons.

10.1.7 In case of rejection, the BUYER will inform the SELLER in writing within the above 14 (fourteen) day period about the reasons of rejection, and SELLER will rectify the defects with due diligence and the SELLER will conduct the applicable portions of the tests again, for acceptance in accordance with the above mentioned procedure.

10.1.8 Minor defects not affecting the operational use of the EQUIPMENT will be stated in the Site Acceptance Test Certificate, but will not obstruct or suspend payment according to ARTICLE 5.1 provided the SELLER undertakes to remedy such defects at his earliest opportunity and with all possible speed within the warranty period.

10.1.9 If after the elapse of 14 (fourteen) days following completion of the SITE ACCEPTANCE TESTS, the Site Acceptance Test Certificate has not been signed by the BUYER, whereas the EQUIPMENT has not been rejected for justified reasons, the SITE ACCEPTANCE TEST shall be considered complete. The respective Site Acceptance Test Certificate shall then mention that the BUYER did not sign said certificate within the elapse of 14 (fourteen) days.

10.2 The following provisions will be applicable to the FLIGHT COMMISSIONING TEST of the EQUIPMENT, which the SELLER will conduct under this CONTRACT.

10.2.1 SELLER will inform BUYER of the anticipated date of commencement of each FLIGHT COMMISSIONING TEST at the start of installation, and at least 15 (fifteen) days in advance, and at that date the SELLER will forward his standard technical procedures test as attached in ANNEX X to the BUYER for review. SELLER shall further incorporate and use such BUYER specified ICAO Flight Commissioning forms as are also included with and made a part of ANNEX X.

10.2.2 All FLIGHT COMMISSIONING TESTS will be carried out by SELLER and witnessed by the BUYER'S INSPECTION ENGINEER(S) according to the standard technical test procedures as defined in ARTICLE 10.2.1. Prior to FLIGHT COMMISSIONING TESTS conducted on new sites (schedules 1 through 11 of ANNEX
III), the SELLER shall have submitted and received approval of the Instrument Flight Procedure for that site.

10.2.3 If the BUYER fails to witness the testing on the dates notified, SELLER will commence with the technical test procedures and these tests will be considered completed on the basis of the results stated on the Flight Commissioning Test Certificate as attached in ANNEX XV and prepared by SELLER.

10.2.4 At the time of the completion of each FLIGHT COMMISSIONING TEST, a Flight Commissioning Test Certificate will be drawn up and signed by the 2
(two) parties, unless the EQUIPMENT is rejected for justified reasons.

10.2.5 In case of rejection, the BUYER will inform the SELLER in writing within 5 (five) days about the reasons of rejection, and SELLER will rectify the defects with due diligence and the SELLER will conduct the FLIGHT COMMISSIONING TEST again in accordance with the above mentioned procedure.

10.2.6 Minor defects not affecting the operational use of the EQUIPMENT will be stated in the Flight Commissioning Test Certificate, but will not obstruct or suspend payment according to ARTICLE 5.1 provided the SELLER undertakes to remedy such defects at his earliest opportunity and with all possible speed within the warranty period.

10.2.7 If after the elapse of 5 (five) days following completion of the FLIGHT COMMISSIONING TESTS, the Flight Commissioning Test Certificate has not been signed by the BUYER, whereas the EQUIPMENT has not been rejected for justified reasons, the FLIGHT COMMISSIONING TESTS shall be considered complete. The respective Flight Commissioning Test Certificate shall then mention that BUYER did not sign said certificate within the elapse of 5 (five) days.

10.3 The following provisions shall be applicable to FINAL ACCEPTANCE AND HANDING OVER OF EQUIPMENT:

10.3.1 Following completion and certification of the testing described in this ARTICLE 10 and other WORKS related to each individual site, the SELLER shall submit to the BUYER his written certification, in the form as attached in ANNEX XIX, that all remaining WORKS have been completed according to the agreed upon provisions of this CONTRACT.

10.3.2 Within 7 (seven) days after receiving the SELLER'S CERTIFICATE OF FINAL ACCEPTANCE AND HANDING OVER OF EQUIPMENT, the BUYER shall sign and return the certificate to the SELLER. This fully executed certificate will evidence that FINAL ACCEPTANCE AND HANDING OVER OF EQUIPMENT has occurred as described in ARTICLE 14 of this CONTRACT.

10.3.3 Should the BUYER disagree that the WORKS related to the site have been completed, the BUYER shall so notify the SELLER and shall provide a detailed list of deficiencies preventing final acceptance, within the above-stated 7 (seven) day period. The BUYER and SELLER will then negotiate in good faith to undertake the corrective action necessary to resolve the mutually-agreed deficiencies. Following completion of such corrective action, the BUYER shall sign the CERTIFICATE OF FINAL ACCEPTANCE AND HANDING OVER OF EQUIPMENT.

10.3.4 Minor deficiencies not affecting the operational use of the site shall be noted in the CERTIFICATE OF FINAL ACCEPTANCE AND HANDING OVER OF EQUIPMENT but shall not prevent execution of the certificate by the BUYER provided the SELLER undertakes to remedy such minor deficiencies at his earliest opportunity and with all possible speed within the warranty period.

10.3.5 Failure of the BUYER to execute the CERTIFICATE OF FINAL ACCEPTANCE AND HANDING OVER OF EQUIPMENT or to submit evidence of his disagreement with the SELLER according to the provisions of this ARTICLE 10.3 within the 7 (seven) day period indicated above shall constitute FINAL ACCEPTANCE AND HANDING OVER OF THE EQUIPMENT by the SELLER to the BUYER.

ARTICLE 11 - AMENDMENT

11.1 Any alterations or modifications to this CONTRACT shall be binding only if transmitted in writing and signed by both parties and will become an Amendment of this CONTRACT, and will form an intregal and inseparable part of this CONTRACT.

11.2 Minor modifications of the EQUIPMENT, not causing any change in the DELIVERY TIME SCHEDULE and/or Prices, may be introduced by SELLER provided that the EQUIPMENT supplied shall be functionally equivalent or better than the EQUIPMENT specified in this CONTRACT and agreed to by the BUYER.

All other modifications are subject to previous mutual agreement.

11.3 In case of the BUYER failure to fulfill his obligations which in any way affect the SELLER'S ability to complete the WORKS under this CONTRACT, the SELLER shall notify the BUYER in written form of the failure. The BUYER shall invite the SELLER not more than 14 (fourteen) days after the BUYER has received the above mentioned notification to start negotiations to determine an appropriate resolution.

The SELLER is entitled out of the above mentioned Amendment to this CONTRACT to claim for equipment, material, services, costs, and to extend accordingly the DELIVERY TIME SCHEDULE as attached in ANNEX XVI, if any, after both PARTIES agree.

ARTICLE 12 - NOTICES

The following offices are designated for administration of the CONTRACT as well as matter related thereto, unless indicated otherwise in writing by one of the party to the other party, giving 30 (thirty) days prior written notice:

For the BUYER:

PROJECT MANAGER OF TELECOMMUNICATIONS, NAVIGATION AND
ELECTRICITY FACILITIES
DIRECTORATE GENERAL OF AIR COMMUNICATIONS
Jalan Angkasa I Number 2,
Jakarta 10620, Indonesia
Telex: 49407 DTNLIA
Facsimile: 62-21-4244916
Telephone: 62-21-4240361

For the SELLER:

AIRPORT SYSTEMS INTERNATIONAL, INC.
11300 West 89th Street
Overland Park, Kansas 66214
UNITED STATES OF AMERICA
Facsimile: 1-913-492-0870
Telephone: 1-913-495-2600

ARTICLE 13 - LANGUAGE

The text of the CONTRACT shall be in the Indonesian and English language, both texts shall be equally authentic.

The text of the CONTRACT in Indonesian shall however prevail if there is any difference of interpretation between both parties hereto.

All ANNEXes of this CONTRACT, documents, training materials, drawings, specifications, reports, mailings, instructions and other data or information provided by the SELLER or the BUYER under this CONTRACT shall be only in the English language.

ARTICLE 14 - WARRANTY and GUARANTEE

14.1     For purpose of this warranty the following definitions shall apply:

14.1.1 WORKMANSHIP DEFECT means non compliance with design standards for interconnection of parts or materials which cause the WORKS not to comply with the Technical Specifications as defined in ANNEXes IV and VI.

14.1.2 MATERIAL means component parts which interconnection constitutes the process of the EQUIPMENT.

14.1.3 DEFECT IN MATERIAL means a deficiency in MATERIAL item which renders it incapable of functioning in the manner specified by the design.

14.1.4 DEFECT IN BUYER EQUIPMENT means a deficiency in BUYER'S EQUIPMENT which:

(a) causes a malfunction of the SELLER'S equipment or improper operation of the site, and

(b) is not caused by the improper installation or operation of the SELLER'S equipment.

14.2 Subject to the limitations and conditions hereinafter set forth, the SELLER warrants that the WORK sold hereunder shall be free from DEFECTS IN MATERIAL and WORKMANSHIP DEFECT.

14.3 With respect to the part of the WORK which will be delivered under this CONTRACT, a defect under this warranty must become apparent to the BUYER within

[Subject to Request for Confidential Treatment] after FINAL ACCEPTANCE AND HANDING OVER OF EQUIPMENT of each relevant site as described in ARTICLE 10.3.

The SELLER is not liable under this warranty for any indirect defects at or arising out of DEFECTS IN BUYER'S EQUIPMENT as defined in paragraph 14.1.4 above.

14.3.1 Where SELLER has effected warranty repair on a board, module, or other Component of the EQUIPMENT, the warranty period for that board, module, or other COMPONENT of the EQUIPMENT shall be extended for [Subject to Request For Confidential Treatment] from the date of that repair.

14.4 The SELLER's liability under this warranty as to DEFECTS IN MATERIAL and WORKMANSHIP shall in any case be limited to:

The repair and or replacement, the choice to which method utilized shall be at the SELLER's sole discretion, of the EQUIPMENT and the MATERIAL at the final destination as attached in ANNEX XVII hereto and/or return of the EQUIPMENT and the MATERIAL to the factory for replacement or repair.

14.5 At the conclusion of the warranty period as stated in ARTICLE 14.3 above, SELLER and BUYER shall agree on a list of boards, modules, and/or other components of the EQUIPMENT for which the warranty period stated in ARTICLE
14.3 has been extended according to ARTICLE 14.3.1 (hereinafter referred to as the EXTENDED WARRANTY LIST).

The USD value and the revised warranty expiration of the items on the EXTENDED WARRANTY LIST shall also be indicated. Upon agreement thereof, the SELLER shall amend its Performance Bond mentioned in ARTICLE 4, to extend the expiration date to be equal to the latest date shown on the EXTENDED WARRANTY LIST. The Performance Bond shall also be amended to reduce the value equal to the total value of the items listed on the EXTENDED WARRANTY LIST. The SELLER shall ensure that the faulty EQUIPMENT and/or MATERIAL is replaced within a maximum of [Subject to Request For Confidential Treatment] after written notification has been presented to the SELLER by the BUYER that an EQUIPMENT or MATERIAL has developed a fault, and if necessary after the SELLER has clarified the fault, and further provided that the relevant spare parts are immediately available to the SELLER and that the SELLER shall be allowed by BUYER to use them out of this CONTRACT.

The SELLER shall be responsible to repair and/or replace the those spare parts which were used from the BUYER's inventory. Delivery of these parts will be made within reasonable time to be agreed upon mutually.

In case the replacement spare parts to make good the DEFECT IN MATERIAL or WORKMANSHIP are not available from the BUYER'S inventory, or in cases where the repair can only be performed at the premises of the SELLER, the relevant time will be mutually agreed between BUYER and SELLER, but in any case not more than [Subject to Request For Confidential Treatment] after mutual agreement.

All costs of the replacement and/or repair of EQUIPMENT and MATERIAL including transportation between the relevant factory and final destination as defined in ANNEX XVII will be borne by the SELLER.

14.6 In case the SELLER fails to do his repair or replacement within the limited time as aforementioned, the BUYER has the right to appoint a third party to perform the repair, or replace this EQUIPMENT and or MATERIAL on the SELLER's account after notifying the SELLER.

14.7 The SELLER shall, as to matters embraced within this warranty, be released of all obligations and liability, if the SELLER's or his appointed agent's examination reveals that the defect results from:

14.7.1   Exposure to conditions which exceed specified limits, or

14.7.2 Alteration, or overhaul of the system by a person not authorized by SELLER except as provided in ARTICLE 14.5 above, or

14.7.3 Operation, maintenance, or modification of the system which is not in accordance with the SELLER's instructions and data, or

14.7.4 Failure by the BUYER to report the malfunction or to deliver to the SELLER within 30 (thirty) days of the BUYER'S discovery of the malfunction.

14.8 With respect to MATERIAL or EQUIPMENT not of the SELLER's manufacture the SELLER will grant to the BUYER the same warranty period as that initially provided by the original manufacturer.

14.9 To be valid, a warranty claim must be accompanied by a written report as attached in ANNEX XXV which includes (but is not limited to) a description of the failure, malfunction, circumstances and number involved.

14.10 The express warranties contained in this CONTRACT are in lieu of all other warranties, guarantees, promises, which would be deemed applicable to the system sold hereunder and in lieu of all agreements, express or implied, for the benefit of anyone.

No expressed warranties and no implied warranties whether of merchantability, fitness for any particular purpose or use, infringement otherwise (except as to title), other than those expressly set forth in this CONTRACT shall apply.

14.11    The SELLER guarantees that:

14.11.1  The EQUIPMENT shall be brand new and of the latest tropical design.

14.11.2 The EQUIPMENT will comply with the technical specifications as stated in ANNEX IV.

14.11.3 The spare parts supplied are directly interchangeable against the parts fitted in the relevant equipment system.

14.11.4 The spare parts or suitable replacements will be available from the SELLER for minimum of [Subject to Request For Confidential Treatment] as attached in ANNEX XXVI from that date of the FINAL ACCEPTANCE AND HANDING OVER OF EQUIPMENT of the last site.

ARTICLE 15 - PRESERVATION, PACKAGING AND MARKING

15.1 EQUIPMENT delivered by the SELLER shall be packed to best commercial standards adapted to the mode of shipment, in such a manner as to afford adequate protection against environmental conditions and physical damage during multiple reshipment, handling and storage in covered accommodation in a temperate zone for a period of 6 (six) months following arrival to the site as attached in ANNEX XVII.

15.2 EQUIPMENT delivered in multiple parts shall be packed individually in seaworthy cases or crates even when shipped altogether by container.

15.3 All cases shall be marked on two sides with oil paint or printed paper and the marking shall be as follows:

GOVERNMENT EQUIPMENT

TO:

DIRECTORATE GENERAL OF AIR COMMUNICATIONS
DEPARTMENT OF COMMUNICATIONS
REPUBLIC INDONESIA

FROM :

AIRPORT SYSTEMS INTERNATIONAL
11300 WEST 89TH STREET
OVERLAND PARK, KANSAS 66214 USA

INDONESIAN PORT OF ENTRY AND/OR AIRPORT
CASES AND PARCELS NO.: A/B
A: TOTAL NUMBER OF CASES IN THE BATCH
B: SERIAL NUMBER OF THIS CASE
IMPORT LICENSE NUMBER (IF ANY)
LETTER OF CREDIT NUMBER
GROSS-WEIGHT (IN KILOGRAM), SIZE

15.4     Fragile parts should be indicated clearly.

Heavy parts should be packed separate from fragile parts and be anchored to prevent displacement.

Dangerous goods such as chemicals or acid, if any, shall be packed separately using special safe containers if required according to international standards.

15.5 Further marking instructions shall be requested by the SELLER and provided by the BUYER within 60 (sixty) days after CONTRACT coming into force.

ARTICLE 16 - TRANSPORTATION

16.1 Transportation from United States port to final destination via Indonesian PORT OF ENTRY will be made by sea-freight.

16.2 Transportation shall be unless otherwise required by LOAN AGREEMENT, at the latest 3 months after the CONTRACT is coming into force the SELLER should submit 3 Indonesian Freight Forwarders and Insurance Companies to obtain the BUYERs approval as stated in ANNEX XXVII.

16.3 The BUYER shall process and propose to Minister of Communications to appoint one (1) each of the Indonesian Freight Forwarders and Insurance companies to execute shipment and insurance.

16.4 The shipment of the EQUIPMENT can be executed after the Indonesian Freight Forwarder and Insurance company are appointed by the decree of the Minister of Communications.

16.5 If within 3 months of the SELLER's proposal no decision by the Minister of Communications as set forth in ARTICLE 16.3 has been made the SELLER has the right to appoint the Indonesian Freight Forwarder and Insurance company and execute the shipment without the BUYER's approval.

16.6 If in the SELLER's judgement it is necessary to fulfill his obligation according to the CONTRACT, the SELLER is entitled to use air-freight in case of urgency and/or for small independent shipments after written notice to the BUYER.

16.7 Provided that no contradiction exists with the terms of the LOAN AGREEMENT or regarding ANNEX XXVII, Indonesian vessels are to be given first preference for the carriage of the EQUIPMENT, but in the event of non availability of Indonesian Vessels and with the prior approval of the BUYER, the SELLER may use other vessels if this non-availability should interfere with the DELIVERY TIME SCHEDULE as in ANNEX XVI.

16.8 The EQUIPMENT shall be insured against All Risks, War Risk and SRCC (Strike, Riot, Civil Commotion) by the SELLER in favor of the SELLER for transportation provided that no contradiction exists with the terms of the LOAN AGREEMENT.

The insurance certificate shall be issued by Indonesian national insurance company as attached in ANNEX XXVII appointed by SELLER and approved by the BUYER.

16.9 After shipment, the SELLER shall forward to BUYER'S notified address by registered air-mail:

- commercial invoice, 1 original, 6 copies
- packing list, 3 originals, 6 copies
- airway bill or bills of lading, 2 copies
- insurance certificate (copy), 2 copies
- clean report of findings (copy), 6 copies
- other documents required in accordance with ARTICLE 5.1

To advising Letter of Credit Bank:

- commercial invoice, 1 original, 6 copies
- packing list, 3 originals, 6 copies
- airway bill or bill of lading, 2 copies

- insurance certificate, 1 original, 2 copies
- clean report of findings, 6 copies
- related documents as required under the LOAN AGREEMENT
- other documents required in accordance with ARTICLE 5.1

The Letter of Credit shall state that 1 (one) set of non-negotiable documents shall be sent to the BUYER'S designated representative.

16.10    Partial Shipment of the EQUIPMENT is permitted.

16.11 Import formalities and customs clearance will be exclusively arranged and expedited by the SELLER with BUYERS assistance.

16.12 Inland transportation of the EQUIPMENT from the Indonesian PORT(S) OF ENTRY to final sites according ANNEX XVII will be the exclusive responsibility of the SELLER.

ARTICLE 17 - TARIFF, DUTIES AND TAXES

17.1 The SELLER shall bear all duties and taxes levied outside Indonesia in connection with this CONTRACT and the performance thereof.

17.2 All taxes and other public charges levied in Indonesia in connection with the conclusion and implementation of this CONTRACT are for the account of the Government of the Republic of Indonesia.

17.3 EQUIPMENT or MATERIALS brought into Indonesia, by the SELLER for carrying out the CONTRACT and to be subsequently shipped out of Indonesia, shall be handled according to the Government Regulations in Indonesia, and the BUYER shall give its assistance to arrange this for the SELLER.

For this purpose, the SELLER shall submit to the BUYER the list of the necessary EQUIPMENT at least 1 (one) month before shipment.

ARTICLE 18 - SETTLEMENT OF DISPUTE

18.1 Any dispute or difference arising out of or in connection with this CONTRACT shall be settled amicably by direct negotiations.

18.2 Any controversy, dispute or disagreement arising out of or relating to the executing or the interpretation of the CONTRACT or the breach thereof and indicated as such by one of the contracting parties and which the PARTIES cannot settle by direct negotiations according ARTICLE 18.1 shall be finally settled and binding by Arbitration according to the rules and procedures of B.A.N.I (Indonesian Nasional Arbitration Agency).

ARTICLE 19 - PATENT AND DATA RIGHTS

19.1 Nothing contained in this CONTRACT shall convey to the BUYER the right to reproduce or cause or permit the reproduction of the said upgrade Navigation Aids (DVOR/DME) or any part thereof or design identical or similar to that of the said upgrade Navigation Aids or parts thereof or give the BUYER license under any patent or right owned or controlled by the SELLER.

19.2 The BUYER has no liability to pay any amount for patent rights or royalties for the EQUIPMENT, MATERIALS or SERVICES to be delivered.

The SELLER shall indemnify, and keep the BUYER indemnified against all actions, claims of use or exercise of any intention, by person of the BUYER'S possession or use of such EQUIPMENT, MATERIALS or SERVICES or any part thereof.

All claims out of the above mentioned patent rights or royalties are the responsibility of the SELLER.

ARTICLE 20 - LIQUIDATED DAMAGES

In the event the SELLER fails to complete the WORK or supply and deliver the EQUIPMENT or any part thereof, and/or the subject and SCOPE OF CONTRACT as defined in ARTICLE 2 are not successfully completed within [Subject to Request For Confidential Treatment] after the effective date of this CONTRACT according to the DELIVERY TIME SCHEDULE as attached in ANNEX XVI for any reason other than those referred to in the applicable portions of ARTICLEs 6, 7, 8, 10, 11, 21, 22 and 24 which are not caused by the SELLER or are outside the control of the SELLER, the SELLER shall pay to the BUYER by way of Liquidated Damages an amount equal to of [Subject to Request For Confidential Treatment] of the PHYSICAL PRICE for such uncompleted item for each 1 (one) day of delay.

The delay for Liquidated Damages is calculated from the day since the elapse of the last schedule as defined in ANNEX XVI. Such Liquidated Damages shall be paid in USD by means of wire transfer remittance to the bank account of the BUYER within 14 (fourteen) days of the date of which such delay is calculated.

A delay of an individual schedule is not relevant and the BUYER shall not ask for Liquidated Damages in such a case. All other claims for any loss of use or production, profit, interest, revenues, or any indirect or consequential damages are excluded.

ARTICLE 21 - SUSPENSIONS

21.1     Suspensions by BUYER

BUYER may at any time and from time to time and for urgent reason, by written or Telex notice to SELLER, suspend the performance of the WORK. Notices of suspension shall specify the date of suspension; and the estimated duration of the suspension. Upon receiving any such notice of suspension, SELLER shall promptly suspend further performance of the WORK and during the period of such suspension shall properly care for and protect all WORK in progress and all property of BUYER which pursuant to the terms of this CONTRACT is subject to the supervision of the SELLER in whatever state of completion.

BUYER may at any time terminate the suspension by written or Telex notice to SELLER specifying the effective date of termination and SELLER shall use its best efforts to resume performance of its obligations pursuant to this CONTRACT as soon as possible upon receipt of such notice.

Schedule of delivery dates occurring during the suspension or thereafter shall be extended by periods as agreed by the both parties required to reinstall all necessary organization for production and/or delivery of EQUIPMENT and SERVICES. If BUYER elects to suspend the WORK pursuant to this ARTICLE, BUYER shall use its best efforts to protect SELLER from any damage caused by such suspension.

If the suspension is longer than 7 (seven) days, SELLER is with concurrence of BUYER entitled to demobilize the SELLER's personnel and/or subcontractors.

If the suspension is longer than 4 (four) weeks, than the SELLER is entitled to demobilize the SELLER's personnel and/or subcontractors.

21.2     Payments During Suspension

During a suspension, the SELLER shall be paid under this CONTRACT for all WORK carried out or already in progress up to the point of suspension and any subsequent costs incurred as a result of such suspension, after mutually agreed by both PARTIES.

The SELLER has the obligation to hand over the EQUIPMENT in progress to a representative of the BUYER, after the SELLER has received the relevant payment for the WORK in Progress and after written request by the BUYER.

The place of handing over such EQUIPMENT will be that place at which the EQUIPMENT was stored or in production at the date of such suspension. Such cause as mentioned above exclude any loss of profit, interest or any indirect or consequential damages.

ARTICLE 22 - TERMINATION

22.1 The BUYER shall only have the right to terminate the relevant WORK of the sites regarding ANNEXes III and VI, totally or partially, on that parts which are involved to the subject matter as mentioned in under the following:

(a) where the SELLER fails to make delivery or completion of the WORK because of his proven "willful negligence". However, failure in delivery due to FORCE MAJEURE shall not be deemed herein to be failure because of "willful negligence".

b) where the delivery or completion of the WORK has not been made within 6 (six) months after the defined time of completion of the WORK fixed according to ARTICLE 6 due to reason imputable to the SELLER, except for reasons of the BUYER'S default or Force Majeure or other reasons out of this CONTRACT, where the BUYER is entitled to extend the DELIVERY TIME SCHEDULE as attached in ANNEX XVI.

(c) where the SELLER has been unable to obtain an export license for certain EQUIPMENT and/or SERVICES and the SELLER indicates that such export license cannot be obtained in reasonable time to permit delivery in accordance with the DELIVERY TIME SCHEDULE as attached in ANNEX XVI.

(d) where the rejected EQUIPMENT which are not in accordance with the requirement mentioned in ARTICLE 2 have not been replaced or repaired within 6
(six) months.

(e) where the BUYER has rightfully assessed Liquidated Damages against the SELLER according to ARTICLE 20; the value of such damages equals or exceeds the unpaid portion of the CONTRACT, and the remaining portion of the WORK cannot be completed by the SELLER.

22.2 Termination shall be made only after 30 (thirty) days counting from the date when written notice with full details of the termination in accordance with any of the cases stated in this ARTICLE is received by the SELLER.

22.3 In case of termination of this CONTRACT, or portion thereof, pursuant to the foregoing ARTICLE 22.1 the SELLER agrees to release Bank Indonesia immediately by Telex with copy to the BUYER of the obligation regarding its irrevocable Letter of Credit, in total or of the respective portion thereof provided that all payments out of ARTICLE 22.5 are settled and the BUYER agrees to release any guarantee under this CONTRACT issued in his favor.

22.4 The SELLER shall be entitled to terminate the CONTRACT by written notice of termination delivered to the BUYER only in the following cases:

(a) in the event that the BUYER has issued a suspension order to the CONTRACT and WORK, which is not reinstated within 6 (six) months after receipt by the SELLER of the suspension order, or if the total time out of this suspension is exceeding more than 6 (six) months.

(b)      if the total extension of time out of Force Majeure as mentioned under
ARTICLE 7 is longer than 6 (six) months.

(c) where the BUYER has been unable to fulfil his obligations out of this CONTRACT within 3 (three) months. 22.5If the BUYER or the SELLER decides to terminate the CONTRACT according ARTICLE 21 and 22, then the SELLER is entitled to be paid by the BUYER for WORK, which are already partially or completely performed and for other costs if mentioned in the CONTRACT.

22.6     In case of termination, the BUYER hereby waives the provisions of
ARTICLE 1266 and 1267 of the Indonesian Civil Code with respect to this CONTRACT.

ARTICLE 23 - LIABILITY OF SELLER

23.1 The SELLER shall be liable for and shall indemnify the BUYER in respect of any liability, loss, and damage of BUYER'S property caused directly by negligence or wrongful act (breach of contract or tortious conduct) on the part of the SELLER, its personnel and/or its Subcontractors engaged for the execution of the WORK in Indonesia under this CONTRACT.

23.2 The SELLER shall indemnify the BUYER in respect of any liability, loss, claim or proceeding whatsoever, whether arising at common law or by statute in respect of personal injuries to or the death of any person whom so ever caused directly by negligence or wrongful act on the part of the SELLER in the course of the execution of the WORK in Indonesia under the CONTRACT.

23.3 The SELLER shall forthwith and as a condition precedent to the commencement the WORK under this CONTRACT take out with an Insurance Company a policy or policies of insurance indemnifying the BUYER whatsoever arising under the provisions of ARTICLE 23.1 and 23.2.

SELLER shall be liable for personal injuries and for damages to property which can be proved to have been caused by the SELLER'S personnel in the course of the contracted WORK in each individual instance.

In the case of property damage, up to USD [Subject to Request For Confidential Treatment] for each damage in the case of personal injury or death against third parties including BUYER'S personnel in accordance with the applicable law.

23.4 The liability of SELLER as stated above for property damages shall not, in any event, exceed the PHYSICAL PRICE according to ARTICLE 3.1. Any liability of the SELLER shall cease at the end of the warranty period as set forth in ARTICLE 14 of this CONTRACT.

The SELLER shall not be liable for any loss of use or production, loss of profit, interest or revenues or for any indirect or consequential damages or losses.

23.5 The SELLER is, however, not obliged to compensate for personal injury or loss of or damage to equipment or property to the extent such injury, as long as such loss or damage is already covered by insurance(s) taken out by the BUYER, and the BUYER is not entitled to recover same from the SELLER.

ARTICLE 24 - INSTALLATION AND COMMISSIONING

24.1 The SELLER undertakes under this CONTRACT to carry out the installation and commissioning of the EQUIPMENT, as attached in ANNEXes III, IV, V, IX, X, XV, and XVII. Such installation and commissioning activities of the SELLER shall include the tuning of deliverable equipment to frequencies listed as attached in ANNEX XXVIII.

24.2 The BUYER shall take care, without cost to the SELLER, that the respective sites are available, ready and suitable for the installation of the EQUIPMENT.

24.3 The BUYER shall notify in writing to the SELLER at the latest 6 (six) weeks in advance of the intended start of installation of each individual site if the land is not available.

The SELLER has no responsibility to assist in the acquisition of land to hold the EQUIPMENTS.

24.4 Prior to the SELLER beginning the installation activity at each site, the BUYER shall conduct a site survey to confirm that BUYER EQUIPMENT and property related to the WORKS are available and in proper working order. Following the conduct of each site survey and not less than 30 (thirty) days prior to the intended beginning of installation, the BUYER shall submit to the SELLER his written certification as defined in ARTICLE 1.17 and ANNEX XVIII that the site is operating properly and is ready for the SELLER to begin the installation effort.

The BUYER shall notify the SELLER in writing of his intention to conduct each site survey in a timely manner consistent with the DELIVERY TIME SCHEDULE as attached in ANNEX XIV to enable the SELLER, at his discretion, to witness the site survey conduct.

24.5 During the installation and commissioning period the SELLER shall keep the BUYER regularly informed by submitting a weekly status report for each site, similar to the format as attached in ANNEX XII.

24.6 In case the above conditions are not, or improperly complied with, the DELIVERY TIME SCHEDULE as attached in ANNEX XVI of the CONTRACT, and to the extent affected, will be extended after mutual agreement according to ARTICLE 11.

ARTICLE 25 - DOCUMENTATION AND REPORTING

The SELLER undertakes to deliver to the BUYER the documentation as attached in ANNEX XI according to the DELIVERY TIME SCHEDULE as therein defined.

The SELLER further undertakes to conduct quarterly FAT-59 PROJECT status meetings with BUYER personnel in Indonesia for the purpose of reporting the progress of the WORK hereunder, or as otherwise required to resolve CONTRACT related issues.

ARTICLE 26 - INSURANCE

26.1 WORK, including TOOLS, shall be insured with an All Risk, War Risk and SRCC (Strike, Riot, Civil Commotion) insurance policy.

26.2 The insurance shall be issued by Indonesian national insurance company as attached in ANNEX XXVII, appointed by SELLER and approved by the BUYER.

26.3 The insurance shall cover [Subject to Request For Confidential Treatment] of the PHYSICAL PRICE of the EQUIPMENT including freight costs and Installation Commissioning and CIVIL WORKS.

26.4 The SELLER further undertakes to ensure that its foreign employees and subcontractors shall be covered by Workman's Compensation Insurance as attached in ANNEX XXIX.

26.5 The SELLER further undertakes to provide BUYER'S personnel attending FACTORY ACCEPTANCE TESTING and Factory Training at the SELLER facility with health insurance. The insurance shall be in effect through the duration of said personnel's work in Overland Park, Kansas.

ARTICLE 27 - APPLICABLE LAW

27.1 This CONTRACT shall be governed by and construed in accordance with the laws of the Republic of Indonesia.

27.2 The validity of remaining ARTICLEs, SECTION, provisions, terms and parts of this CONTRACT shall not be effected by a court, administrative board or other proceeding of competent jurisdiction deciding that an ARTICLE, SECTION, provision, term, or part of this CONTRACT is illegal, unenforceable, in conflict with any law or contrary to the public policy.

ARTICLE 28 - EXPORT CONTROL REGULATIONS

Performance of deliveries and services hereunder shall be subject to the provision that no impediments exist as a result of the United States or Indonesian export control regulations.

ARTICLE 29 - SUB ANNEXES

The Sub ANNEXes as attached in ANNEX V form an integral part of this CONTRACT.

ARTICLE 30 - COMING INTO FORCE

This CONTRACT shall become effective when the following conditions are fulfilled:

30.1     This CONTRACT shall have been signed by both PARTIES.

30.2 The CONTRACT shall be subject to the appropriate approval of both the United States and Indonesia government, if necessary.

30.3     Submission of Performance Bond by SELLER.

30.4     The relevant LOAN AGREEMENT has been signed and is effective.

30.5     The Letter of Credit has been opened.

30.6 The occurrence of the effective date of the CONTRACT has been confirmed by both parties.

ARTICLE 31 - LOCAL CONTENT

31.1 Local Content consists of EQUIPMENT or SERVICES provided by Indonesian local suppliers through the issuance of subcontracts to such Indonesian suppliers for work directly related to FAT-59 Project implementation.

SELLER agrees to use local supplies amounting to a maximum of USD [Subject to Request For Confidential Treatment] excluding VAT 10% (ten percent) subject to the fulfillment of quality, guarantee, warranty, and terms of this CONTRACT and the ANNEXes. The SELLER will endeavor to procure local products and services out of, but not limited to the following:

- EQUIPMENT: USD [Subject to Request For Confidential Treatment]
- INSTALLATION: USD [Subject to Request For Confidential Treatment]
- CIVIL WORKS: USD [Subject to Request For Confidential Treatment]
- SERVICES: USD [Subject to Request For Confidential Treatment]

31.2 The SELLER hereby agrees to accept a penalty in the amount of the shortfall in achieving the Local Content commitment of USD [Subject to Request For Confidential Treatment].

31.3 Prior to the SELLER submitting the final payment invoice for the FAT-59 PROJECT, SELLER agrees to review with the BUYER, the Total Local Content achieved against the Local Content commitment as detailed in ANNEX XXX. If a shortfall is identified, then the penalty described in Article 31.2 above will apply.

31.4 The penalty payment as defined in Article 31.3 above, will be paid in USD by means of wire transfer remittance to the Bank account ot the BUYER within fourteen (14) days after the PARTIES agree on the review concerned in
ARTICLE 31.3.

31.5 If the Local Content commitment is not achieved and the penalty applied, the SELLER shall commit to deliver the EQUIPMENT and SERVICES as specified in ANNEX III and this CONTRACT.

ARTICLE 32 - ENTIRE AGREEMENT

This CONTRACT sets forth the entire understanding of the PARTIES as to the subject matter of this CONTRACT and merges all prior discussions or agreements on the present subject between them.

Neither of the PARTIES shall be bound by any conditions, warranties, or representations with respect to the subject matter of this CONTRACT other than as expressly provided in this CONTRACT and ANNEXes or as duly set forth subsequent to the date hereof in writing executed by both parties by their duly authorized representatives.

This CONTRACT is drawn up in 10 (ten) duly signed originals: 8 (eight) for the BUYER, and 2 (two) for the SELLER.

This CONTRACT to be executed on their behalf by their respective duly authorized and empowered officials, as of the day and year first written above.

PEMBELI                                      PENJUAL
-------                                      -------

BUYER                                        SELLER

Pemerintah Republik Indonesia,               AIRPORT SYSTEMS INTERNATIONAL, INC.
         Bertindak oleh dan melalui
         Menteri Perhubungan, diwakili oleh:
BAGIAN PROYEK FASILITAS
-----------------------
TELNAVUDLIS DIREKTORAT JENDERAL
-------------------------------
PERHUBUNGAN UDARA DI JAKARTA.
-----------------------------





/s/  Lagha  [Seal]                           /s/  Michael Warner




                                             MICHAEL WARNER
                                             --------------
IR. WIDJAJA LAGHA                            WAKIL DIREKTUR, PENGEMBANGAN
-----------------                            ----------------------------
PEMIMPIN BAGIAN PROYEK                                BISNIS
----------------------                                ------
PROJECT MANAGER                              VICE PRESIDENT, BUSINESS
                                             DEVELOPMENT

                                   MENGETAHUI
                                   ----------
                                ACKNOWLEDGED BY:



DIREKTORAT JENDERAL PERHUBUNGAN
-------------------------------
         UDARA                               P.T. ELEKTRINDO NUSANTARA
         -----
DIRECTORATE GENERAL OF AIR
         COMMUNICATIONS





[Seal]                                       [Stamp]



ZAINUDDIN SIKADO                             HARRY KUNTORO
----------------                             -------------

DIREKTUR JENDERAL                            DIREKTUR UTAMA
-----------------                            --------------
DIRECTOR GENERAL                             PRESIDENT DIRECTOR

                           ANNEX TABLE OF CONTENTS

I       Power of Attorney
II      Representative in Indonesia Documents
III     Bill of Quantity, Schedules and Breaking Down of Spares
IV      Technical Requirements and Scope of Works
V       Description of Equipment and Services (ANNEXES)
VI      Seller Equipment Technical Specifications
VII     Training Program
VIII    Factory Acceptance Test
IX      Site Acceptance Test
X       Flight Commissioning Test Procedure
XI      Documentation
XII     Project Reporting
XIII    Factory Acceptance Test Certificate
XIV     Site Acceptance Test Certificate
XV      Flight Commissioning Test Certificate
XVI     Delivery Time Schedule
XVII    List of Sites
XVIII   Buyer Certification of Site Readiness
XIX     Certificate of Final Acceptance and Handing Over of Equipment
XX      Price Summary
XXI     Performance Guarantee
XXII    Advance Payment Guarantee
XXIII   Certificate of Training Completion
XXIV    Instrument Flight Procedures
XXV     Warranty Claim Form
XXVI    Statement of Technical Support and After Sales Service
XXVII   Statement of Commitment to Use Indonesian Freight Forwarder and
        Insurance
XXVIII  Equipment Frequency Assignments
XXIX    Statement of Manpower Insurance
XXX     List of Local Content

                           ANNEX I - POWER OF ATTORNEY

                [Airport Systems International, Inc. Letterhead]


March 27, 1996


                             LETTER OF AUTHORIZATION


                             TO WHOM IT MAY CONCERN

I hereby confirm that Michael Warner, US Passport No. Z7073735 whole signature appears below, has authority to sign on behalf of Airport Systems International, Inc., Bidding Documents for the Procurement and Installation of F-AT 59 to the Government of Republic of Indonesia.


/s/  Keith Cowan                  [Stamp]
----------------------------------

Keith Cowan
President and CEO



/s/  Michael Warner
----------------------------------

Michael Warner
Vice President, Business Development



Signed or attested before me on day of March 27, 1996, County of Johnson, State of Kansas.

Notary Public /s/  Carolyn J. Wiles
             -----------------------

My Commission Expires: November 14, 1999
                       -----------------

                                 STATE OF KANSAS

                                    OFFICE OF
                               SECRETARY OF STATE            [Seal of the State
                                  RON THORNBURGH              of Kansas]


              To all to whom these presents shall come, Greetings:


         I, RON THORNBURGH, Secretary of State of the State of Kansas, do hereby certify that the records of my office show that on the

                           14th day of November, 1995

                                CAROLYN J. WILES

         was appointed a Notary Public in the State of Kansas, with an expiration date of November 14, 1999, and that as such Notary Public all official acts are entitled to full faith and credit. I further certify that said Notary Public is empowered by the laws of the State of Kansas to administer oaths, take acknowledgments and perform other official duties.

                                             IN TESTIMONY WHEREOF:
                                             I hereto set my hand and cause to
                                             be affixed my official seal.  Done
                                             at the city of Topeka, this 1st day
                                             of April, 1996.

[Seal of the Secretary
of State of the State
of Kansas]
                                             /s/  Ron Thornburgh

                                             RON THORNBURGH
                                             SECRETARY OF STATE

                                  No. 9607401-3

                            UNITED STATES OF AMERICA

                                     [Seal]

                               DEPARTMENT OF STATE


               To all to whom these present shall come, Greeting:

I Certify That the document hereunto annexed is under the Seal of the State of Kansas.*





                                    In testimony whereof, I, Warren Christopher,
                                    Secretary of State, have hereunto caused the seal of the Department of State to be affixed and my name subscribed by the Authentication Officer of the said Department, at the city of Washington, in the District of Columbia, this fourth day of April, 1996.


                                             /s/ Warren Christopher
                                             -----------------------------------
                                                      Secretary of State

                                             By /s/  Annie R. Maddux
                                             -----------------------------------
                                                      Authentication Officer
                                                      Department of State


* FOR THE CONTENTS OF THE ANNEXED
DOCUMENT.  THE DEPARTMENT ASSUMES
NO RESPONSIBILITY

                                 STATE OF KANSAS

                                     [SEAL]

                             OFFICE OF THE GOVERNOR


         I, BILL GRAVES, Governor of the State of Kansas, do hereby certify that RON THORNBURGH is the duly elected and qualified Secretary of State of the State of Kansas; that the signature attached to the certificate within is his genuine signature; and that said certificate and attestation are in due form and by the proper officer.

                                    IN TESTIMONY WHEREOF, I have hereunto
                                    subscribed my name and caused to be affixed the Great Seal of the State of Kansas, this 1st day of April, 1996.


                                    /s/  Bill Graves
                                    ---------------------------------------
                                                                   Governor

                                     [SEAL]

                      EMBASSY OF THE REPUBLIC OF INDONESIA


                             TO WHOM IT MAY CONCERN
                               No.: 121b/KL/IV/96


         Seen for the legalization of the seal of the Department of State of the United States of America No.: 9607401-3 as affixed by Annie R. Maddux, Authentication Officer, Department of State.

         Done at the Embassy of the Republic of Indonesia in Washington, District of Columbia, this ninth day of April, nineteen hundred ninety six.

         For the contents of the annexed document the Embassy of the Republic of Indonesia assumes no responsibility.

                                             For the Ambassador
                                             of Consular Affairs

                                                      [SEAL]

                                             BROTO UTOMO Counselor

                ANNEX II - REPRESENTATIVE IN INDONESIA DOCUMENTS

      [Government Certificate of Registrant's Representative in Indonesia -
                  PT Elektrindo Nusantara in Bahasa Language]

                [Airport Systems International, Inc. Letterhead]

                             TO WHOM IT MAY CONCERN


To further clarify the Sole Agent certification Serial Number 1613 P.T. Elektrindo Nusantara will act as our Sole Agent for the manufacturing of navaid equipment for F-AT-59 consisting of the following items.

Doppler VHF OminRange (DVOR) System which consists of:

         -       DVOR Model 1150 and accessories
         -       Remote Control and Monitoring System (RCMS)
         -       Radio Link for RCMS

Distance Measuring Equipment (DME) System which consists of:

         -       DME Model 1119 and 1118 and accessories

Conventional VHF OmniRange (CVOR) System which consists of:

         -       CVOR Model 1150 and accessories


/s/  K. Cowan                 [Stamp]
------------------------------
K. Cowan
President and CEO

                [Airport Systems International, Inc. Letterhead]

5 September 1995


Embassy of the Republic of Indonesia
Office of the Commercial Attache
2020 Massachusetts Avenue, N.W.
Washington, D.C. 20036

Attn:  Mr. Sumiyono

Airport Systems International, Inc. ("Airport Systems"), located at 11300 W. 89th Street, Overland Park, KS, USA, 66214, hereby certifies that:

         P.T. Elektrindo Nusantara
         Bimantara Building
         J1. Kebon Sirih 17-19
         Jakarta 10340
         Republic of Indonesia

is our sole agent and exclusive distributor for Airport Systems' products and services listed in the agency agreement between Airport Systems and P.T. Elektrindo Nusantara for the FAT-59 tender for the procurement and installation of radio navigational aids and related facilities. This tender will be released by the Directorate General of Air Communication, Communication Department, in 1995 or 1996.

This certificate is valid for three (3) years beginning 5 September 1995.

Respectfully Yours,

/s/  M. M. Warner

M.M. Warner
Vice President, Business Development

[Notary Seal]

/s/ Paula L. Byrnes

                       Airport Systems International, Inc.

PRODUCTS to be represented by P.T. Elektrindo Nusantara for FAT-59:

Model 1150 Conventional & Doppler VHF Omnirange (DVOR & CVOR)
Models 1118 & 1119 Distance Measuring Equipment (DME)

and any related support equipment, spare or replacement parts, as related to ground navigation equipment and services as may be required in support of the operation of Airport Systems' equipment to include training, installation, maintenance and operation support and other technical assistance.

___edutaan Besar Republik Indonesia   [SEAL]     Kantor Atase Perdagangan
Embassy of the Republic of Indonesia             Office of the Commercial
Attache' Washington, D.C. 20036                  2030 Massachusetts Avenue, N.W.
                                                 (Cannot read)

No.: 51/ATDAG-REP/VIII/1995                      New Registration

                             TO WHOM IT MAY CONCERN

         This is to certify that the following is in accordance with the statement of Mr. Mike Warner, V.P. Business Development, dated August 7, 1995 which has been notarized by Paula L. Byrnes, Notary Public, State of Kansas

1.       Name of Company.                    Airport Systems International, Inc.

2.       Legal form/status.                  Corporation

3.       Date of establishment.              1991

4.       Name of Company's President         Keith S. Cowan

5.       Headquarter's address               11300 West 89th Street

6.       Name and address of branch(es)      Overland Park, Kansas 66214
         and/or factory                      Same

7.       Line of business.                   Manufacturing navaid
         equipment for FAT-59

8.       Name & address of agent             Mr. Salaman P. Harahap,
         in Indonesia                        PT. Elektrindo Nusantara
                                             Bimantara Bldg. 4th Floor J1. Kebon
                                             Sirih 17-19, Jakarta,
                                             Indonesia

9.       Marketing area                      Republic of Indonesia

         This certificate is issued in the framework of execution of the Decree of the Minister of Trade and Cooperative No. l78/Kp/III/78 dated March 9, 1978, and The Instruction of Director General of Internal Trade No. 01/DAGRI/INS/II/85 dated February 12, 1985.

                                             Washington, D.C., August 10, 1995

                                             /s/ Gusmardi Bustami

                                             Gusmardi Bustami
                                             ----------------
                                             Commercial Attache'

                   ANNEX III - BILL OF QUANTITY, SCHEDULES AND
                             BREAKING DOWN OF SPARES

         [Subject to Request For Confidential Treatment in its Entirety]

              ANNEX IV - TECHNICAL REQUIREMENTS AND SCOPE OF WORKS

         [Subject to Request For Confidential Treatment in its Entirety]

            ANNEX V - DESCRIPTION OF EQUIPMENT AND SERVICES (ANNEXES)

         [Subject to Request For Confidential Treatment in its Entirety]

              ANNEX VI - SELLER EQUIPMENT TECHNICAL SPECIFICATIONS

        [Subject to Request For Confidential Treatment in its Entirety]

                          ANNEX VII - TRAINING PROGRAM

        [Subject to Request For Confidential Treatment in its Entirety]

                      ANNEX VIII - FACTORY ACCEPTANCE TEST

        [Subject to Request For Confidential Treatment in its Entirety]

                        ANNEX IX - SITE ACCEPTANCE TEST

        [Subject to Request For Confidential Treatment in its Entirety]

                 ANNEX X - FLIGHT COMMISSIONING TEST PROCEDURE

        [Subject to Request For Confidential Treatment in its Entirety]

                            ANNEX XI - DOCUMENTATION

        [Subject to Request For Confidential Treatment in its Entirety]

                         ANNEX XII - PROJECT REPORTING

        [Subject to Request For Confidential Treatment in its Entirety]

                ANNEX XIII - FACTORY ACCEPTANCE TEST CERTIFICATE

        [Subject to Request For Confidential Treatment in its Entirety]

                  ANNEX XIV - SITE ACCEPTANCE TEST CERTIFICATE

        [Subject to Request For Confidential Treatment in its Entirety]

                ANNEX XV - FLIGHT COMMISSIONING TEST CERTIFICATE

        [Subject to Request For Confidential Treatment in its Entirety]

                       ANNEX XVI - DELIVERY TIME SCHEDULE

        [Subject to Request For Confidential Treatment in its Entirety]

                           ANNEX XVII - LIST OF SITES

                                   ANNEX XVII
                                  List of Sites
1        Kibon Point/Ketapang

2        Binaka/Pulau Nias

3        Padang Kemiling/Bengkulu

4        Lasem Point/Lasem

5        Nabire/Nabire

6        Eltari/Kupang

7        Iskandar/Pangkalan Bun

8        Moh Salahuddin/Bima

9        Iswahyudi/Madiun

10       JalaluddinBorontalo

11       PLP TC/Curug

12       Juwata/Tarakan

13       Sentani/Jayapura

14       Jefman/Sorong

15       Pangkal Pinang/Pangkal Pinang

16       Buluh Tumbang/Tanjung Pandan

17       Bandar Lampung/Tanjung Karang

18       Budiarto/Curug

19       Abdurahman Saleh/Malang

20       Mutiara/Palu

21       Walter Mongonsidi/Kendari

22       Maintenance Center and Repair Balai Elektronika/Jakarta

              ANNEX XVIII - BUYER CERTIFICATION OF SITE READINESS

        [Subject to Request For Confidential Treatment in its Entirety]

                  ANNEX XIX - CERTIFICATE OF FINAL ACCEPTANCE
                         AND HANDING OVER OF EQUIPMENT

        [Subject to Request For Confidential Treatment in its Entirety]

                            ANNEX XX - PRICE SUMMARY

        [Subject to Request For Confidential Treatment in its Entirety]

                          ANNEX XXI - PERFORMANCE BOND

        [Subject to Request For Confidential Treatment in its Entirety]

                       ANNEX XXII - ADVANCE PAYMENT BOND

        [Subject to Request For Confidential Treatment in its Entirety]

                ANNEX XXIII - CERTIFICATE OF TRAINING COMPLETION

        [Subject to Request For Confidential Treatment in its Entirety]

                   ANNEX XXIV - INSTRUMENT FLIGHT PROCEDURES

                              DOCUMENTATION RECORD

                     Procedure Checklist for Non-Precision


         [The first four pages of this Annex consist of a Documentation Record which is a tabular procedural checklist for non-precision approaches.]

                      INSTRUMENT APPROACH PROCEDURES FORM


         [Pages 5-8 of this Annex consist of an Instrument Approach Procedures Form with boxed areas for information relating to the name of the airport, location, approach control, ADC tower, ground control, type radar service, runway TDZ elevation, procedure identification, aerorome reference point, magnetic variation, effective date, plan view, profile view, landing minima, approach information, additional information, obstacle data, holding data, minimum altitude, emergency safe altitude, feeder routes, visual aids, flight check, coordination, lost communication instruction and remarks.]

                      CHAPTER 4.  ON-AIRPORT VOR (NO FAF)

400.     GENERAL.

         This chapter is divided into two sections: one for low altitude procedures and one for high altitude teardrop penetration procedures. These criteria apply to procedures based on a VOR facility located on an airport in which no final approach fix (FAF) is established. These procedures must incorporate a procedure or a penetration turn. An ON-AIRPORT facility is one which is located:

         a. For Straight-In Approach. Within one mile of the nearest portion of the landing runway.

         b. For Circling Approach. Within one mile of the nearest portion of the usable landing surface of the airport.

401.-409.        RESERVED.

                       SECTION 1. LOW ALTITUDE PROCEDURES

410.     FEEDER ROUTES.

         Criteria for feeder routes are contained in Para 220.

411.     INITIAL APPROACH SEGMENT.

         The initial approach fix is received by overheading the navigation facility. The initial approach is a procedure turn. The criteria for the procedure turn areas are contained in Paragraph 234.

412.     INTERMEDIATE APPROACH SEGMENT.

         This type of procedure has no intermediate segment. Upon completion of the procedure turn, the aircraft is on final approach.

413.     FINAL APPROACH SEGMENT.

         The final approach begins where the procedure turn intersects the final approach course inbound.

         a. Alignment. The alignment of the final approach course with the runway centerline determines whether a straight-in or circling approach may be established.

                 (1) Straight-In. The angle of convergence of the final approach course and the extended runway centerline shall not exceed 30 degrees. The final approach course should be aligned to intersect the extended runway centerline 3000 feet outward from the runway threshold. When an operational advantage can be achieved this point of intersection may be established at any point between the runway threshold and a point 5200 feet outward from the runway threshold. Also, where an operational advantage can be achieved, a final approach course which does not intersect the runway centerline, or intersects it at a distance greater than 5200 feet from the threshold, may be established provided such a course lies within 500 feet laterally of the extended runway centerline at a point 3000 feet outward from the runway threshold. See Figure 38.

                 (2) Circling Approach. When the final approach course alignment does not meet the criteria for straight-in landing, only a circling approach shall be authorized, and the course alignment should be made to the center of the landing area. When an operational advantage can be achieved, the final approach course may be aligned to pass through any portion of the usable landing surface. See Figure 39.

         b. Area. Figure 40 illustrates the final approach primary and secondary areas. The primary area is longitudinally centered on the final approach course, and is 10 miles long. The primary area is 2 miles wide at the facility and expands uniformly to 6 miles at 10 mile from the facility. A secondary area is on each side of the primary area. It is zero miles wide at the facility and expands uniformly to 1.34 miles on each side of the primary area at 10 miles from the facility. When the 5 mile procedure turn is used, only the inner 5 miles of the final approach area need be considered.

         c.      Obstacle Clearance.

                 (1) Straight-In. The minimum obstacle clearance in the primary area is 300 feet. In the secondary area, 300 feet of obstacle clearance shall be provided at the inner edge, tapering uniformly to zero feet at the outer edge. The minimum required obstacle clearance at any given point in the secondary area is found in Annex C. Figure 126.

         [Diagram - Figure 38. Alignment Options for Final Approach Course. On-Airport VOR, No. FAF. Straight-in Approach Procedure. Para 413.a.(1).]

         [Diagram - Figure 39. Alignment Options for Final Approach Course On-Airport VOR. No. FAF. Circling Approach Procedure. Para. 413.a.(2).]

         [Diagram - Figure 40. Final Approach Primary and Secondary Areas. On-Airport VOR. No. FAF. Para. 413.b.]

         [Diagram - Figure 41. Procedure Turn Altitude. On-Airport VOR. No. FAF. Para. 413.d.]

                 (2) Circling Approach. In addition to the minimum requirements specified in Para. 413.c.(1) obstacle clearance in the circling area shall be as prescribed in Chapter 2, Section 6.

         d. Procedure Turn Altitude (Descent Gradient). The procedure turn completion altitude shall be within 1500 feet of the MDA (1000 feet with a 5 mile procedure turn), provided the distance from the facility to the point where the final approach course intersects the runway centerline (or the first usable portion of the landing area for "circling only" procedures) does not exceed 2 miles. When this distance exceeds 2 miles, the maximum difference between the procedure turn completion altitude and the MDA shall be reduced at the rate of 25 feet for each one tenth of a mile in excess of 2 miles.

NOTE: For those procedures in which the final approach does NOT intersect the extended runway centerline within 5200 feet of the runway threshold (see Para 413.a.(1)) the assumed point of intersection for computing the distance from the facility shall be 3000 feet from the runway threshold. See Figure 38.

         e. Use of Step-down Fix. Use of the step-down fix (para 288.c) is permitted provided the distance from the facility to the step-down fix does not exceed 4 miles. Where the step-down fix is used, the obstacle clearance (para 413.c.(1)) may be reduced to 250 feet from the step-down fix to the MAP. See Figure 42 below. See also Para 251.

                 [Diagram - Figure 42. Use of Step-down Fix. On-Airport VOR. No. FAF. Para 413.e.]

         f. Minimum Descent Altitude. Criteria for determining the MDA are contained in Chapter 3.

414.     MISSED APPROACH SEGMENT.

         Criteria for the missed approach segment are contained in Chapter 2,
Section 7. The missed approach point is the facility. See Figure 42. The missed approach surface shall commence over the facility at the required height. See Para 274.

415.-419.        RESERVED.

                 SECTION 2. HIGH ALTITUDE TEARDROP PENETRATIONS

420.     FEEDER ROUTES.

         Criteria for feeder routes are contained in Para 220.

421.     INITIAL APPROACH SEGMENT.

         The initial approach fix is received by overheading the navigation facility. The initial approach is a teardrop penetration turn. The criteria for the penetration turn are contained in Para 235.

422.     INTERMEDIATE APPROACH SEGMENT.

         This procedure has no intermediate segment. Upon completion of the penetration turn, the aircraft is on final approach.

423.     FINAL APPROACH SEGMENT.

         An aircraft is considered to be on final approach upon completion of the penetration turn. However, the final approach segment begins on the final approach course 10 miles from the facility. That portion of the penetration procedure prior to the 10-mile point is treated as the initial approach segment. See Figure 43.

         a.      Alignment.  Same as low altitude (Para 413.a.).

         b. Area. Figure 43 illustrates the final approach primary and secondary areas. The primary area is longitudinally centered on the final approach course, and is 10 miles long. The primary area is 2 miles wide at the facility, and expands uniformly to 8 miles at a point 10 miles from the facility. A secondary area is on each side of the Primary area. It is zero miles wide at the facility, and expands uniformly to 2 miles each side of the primary area at a point 10 miles from the facility.

         [Diagram - Figure 43. Penetration Turn On-Airport VOR. No. FAF. Para 423.]

         c.      Obstacle Clearance.

                 (1) Straight-In. The minimum obstacle clearance in the primary area is 500 feet. In the secondary area, 500 feet of obstacle clearance shall be provided at the inner edge, tapering uniformly to zero feet at the outer edge. The minimum required obstacle clearance at any given point in the secondary area is shown in Annex C, Figure 123.

                 (2) Circling Approach. In addition to the minimum requirements specified in Para 423.c.(1), obstacle clearance in the circling area shall be as prescribed in Chapter 2, Section 6.

         d. Penetration Turn Altitude (Descent Gradient). The penetration turn completion altitude shall be at least 1000 feet, but not more than 4000 feet above the MDA on final approach.

         3. Use of Step-down Fix. The use of the step-down fix is permitted provided the distance from the facility to the step-down fix does not exceed 10 miles. See Para 288.c.

         f. Minimum Descent Altitude. In addition to the normal obstacle clearance requirement of the final approach segment (see Para 423.c.), the MDA specified shall provide at least 500 feet of clearance over obstacles in the portion of the initial approach segment between the final approach segment and the point where the assumed penetration turn tract intercepts the inbound course. See Figure 43.

424.     MISSED APPROACH SEGMENT.

         Criteria for the missed approach segment are contained in Chapter 2,
Section 7. The missed approach point is the facility. See Figure 43. The missed approach surface shall commence over the facility at the required height. See Para 274.

425.-499.        RESERVED.

                   CHAPTER 5. TACAN, VOR/DME AND VOR WITH FAF

500.     GENERAL.

         This chapter applies to approach procedures based on the elements of the VORTAC facility; i.e., VOR, VOR/DME, and TACAN, in which a final approach fix (FAF) is established. The chapter is divided into two sections: Section 1 for VOR procedures which do not use DME as the primary method for establishing fixes, and Section 2 for VOR/DME and TACAN procedures which use collocated, frequency paired DME as the sole method of establishing fixes. When both the VOR and TACAN azimuth elements of a VORTAC station will support it, a single procedure, identified as a VOR/DME or TACAN shall be published. Such a procedure may be flown using either a VOR/DME or TACAN airborne receiver and shall satisfy TACAN terminal area fix requirements. See Para 286.d.

501.-509.        RESERVED.

                             SECTION 1. VOR WITH FAF

510.     FEEDER ROUTES.

         Criteria for feeder routes are contained in Para 220.

511.     INITIAL APPROACH SEGMENT.

         Criteria for the initial approach segment are contained in Chapter 2,
Section 3.  See Figures 44 and 45.

512.     INTERMEDIATE APPROACH SEGMENT.

         Criteria for the intermediate approach segment are contained in Chapter 2, Section 4. See Figures 44 and 45.

513.     FINAL APPROACH SEGMENT.

         The final approach may be made either "FROM" or "TOWARD" the facility. The final approach segment begins at the final approach fix and ends at the runway or missed approach point, whichever is encountered last.

         a. Alignment. The alignment of the final approach course with the runway centerline determines whether a straight-in or circling-only approach may be established. The alignment criteria differs depending on whether the facility is OFF or ON the airport. See definitions in Para 400.

                 (1)      Off-Airport Facility.

                          (a) Straight-In. The angle of convergence of the final approach course and the extended runway centerline shall not exceed 30 degrees. The final approach course should be aligned to intersect the runway centerline at the runway threshold. However, when an operational advantage can be achieved, the point of intersection may be established as much as 3000 feet outward from the runway threshold. See Figure 46.

                          (b) Circling Approach. When the final approach course alignment does not meet the criteria for a straight-in landing, only a circling approach shall be authorized, and the course alignment should be made to the center of the landing area. When an operational advantage can be achieved, the final approach course may be aligned to any portion of the usable landing surface. See Figure 47.

                 (2)      On-Airport Facility.

                          (a) Straight-In. The angle of convergence of the final approach course and the extended runway centerline shall not exceed 30 degrees. The final approach course should be aligned to intersect the extended runway centerline 3000 feet outward from the runway threshold. When an operational advantage can be achieved, this point of intersection may be established at any point between the threshold and a point 5200 feet outward from the threshold. Also, where an operational advantage can be achieved a final approach course which does not intersect the runway centerline, or which intersects it at a distance greater than 5200 feet from the threshold, may be established, provided that such a course lies within 500 feet laterally of the extended runway centerline at a point 3000 feet outward from the runway threshold. See Figure 48.

                          (b) Circling Approach. When the final approach course alignment does not meet the criteria for a straight-in landing, only a circling approach shall be authorized, and the course alignment should be made to the center of the landing area. When an operational advantage can be achieved, the final approach course may be aligned to any portion of the usable landing surface. See Figure 49.

                 b. Area. The area considered for obstacle clearance in the final approach segment starts at the final approach fix and ends at the runway or missed approach point, whichever is encountered last. It is a portion of a 30-mile long trapezoid (see Figure 50) which is made up of primary and secondary areas. The primary area is centered longitudinally on the final approach course. It is 2 miles wide at the facility, and expands uniformly to 5 miles wide at 30 miles from the facility. A secondary area is on each side of the primary area. It is zero miles wide at the facility and expands uniformly to 1 miles on each side of the primary area at 30 miles from the facility. Final approaches may be made to airports which are a maximum of 30 miles from the facility. See Figure 51. The OPTIMUM length of the final approach segment is 5 miles. The MAXIMUM length is 10 miles. The MINIMUM length of the final approach segment shall provide adequate distance for an aircraft to make the required descent, and to regain course alignment when a turn is required over the facility. Table 14 shall be used to determine the minimum length needed to regain the course.

         [Diagram - Figure 44. Typical Low Altitude Approach Segments. VOR with FAF. Para 511 and 512.]

         [Diagram - Figure 45. Typical High Altitude Segments. VOR with FAF. Para 511 and 512.]

         [Diagram - Figure 46. Alignment Options for Final Approach Course. Off-Airport VOR with FAF. Straight-in Approach. Para 513.a.(1)(a).]

         [Diagram - Figure 47. Alignment Options for Final Approach Course. Off-Airport VOR with FAF. Circling Approach. Para 513.a.(1)(b).]

         [Diagram - Figure 48. Alignment Options for Final Approach Course. On-Airport VOR with FAF. Straight-in Approach. Para 513.a.(2)(a).]

         [Diagram - Figure 49. Alignment Options for Final Approach Course. On-Airport VOR with FAF. Circling Approach. Para 513.a.(2)(b).]

         [Diagram - Figure 50. Final Approach Trapezoid. VOR with FAF. Para 513.b.]

         [Diagram - Figure 51. Typical Straight-in Final Approaches. FOR with FAF. Para 513.b.]

         [Diagram Figure 52. Missed Approach Point. Off-Airport VOR with FAF. Para 514.a.(1).]

         c.      Obstacle Clearance.

                 (1) Straight-In Landing. The minimum obstacle clearance in the primary area is 250 feet. In the secondary area 250 feet of obstacle clearance shall be provided at the inner edge, tapering uniformly to zero feet at the outer edge. The minimum obstacle clearance at any given point in the secondary area is shown in Annex C, Figure 125

                 (2) Circling Approach. In addition to the minimum requires specified in Para 513.c(1) above, obstacle clearance in the circling area shall be as prescribed in Chapter 2, Section 6.

         d. Descent Gradient. The OPTIMUM descent gradient in the final approach segment should not exceed 300 feet per mile. Where a higher descent gradient is necessary, the MAXIMUM permissible gradient is 400 feet per mile. (See also Para 288.a).

                 (1) Straight-In Approach. The descent gradient shall be computed using the distance from the FAF to the runway threshold and the difference in altitude between the altitude over the FAF and the touchdown zone elevation.

       Table 14.  MINIMUM LENGTH OF FINAL APPROACH SEGMENT-VOR (MILES)

     [Table of Approach Categories and Magnitude of Turnover the Facility.]

                          Note: This table may be interpolated. If the minimum lengths specified in the table are not available, straight-in minimums are not authorized. See Figure 51 for typical final approach areas.

                 (2) Circling Approach. The descent gradient shall be computed using the distance from the FAF to the first usable portion of the landing surface and the difference in altitude between the altitude over the FAF and the circling MDA.

         e. Use of Fixes. Criteria for the use of radio fixes are contained in Chapter 2, Section 8. Where a procedure is based on a procedure turn and an on-airport facility is the procedure turn fix, the distance from the facility to the FAF shall not exceed 4 miles.

         f. Minimum Descent Altitudes. Criteria for determining the MDA are contained in Chapter 3, Section 2.

514.     MISSED APPROACH SEGMENT.

         Criteria for the missed approach segment are contained in Chapter 2,
Section 7. VOR procedures, the missed approach point and surface shall be established as follows:

         a.      Off-Airport Facilities.

                 (1) Straight-In. The missed approach point is a point on the final approach course which is NOT farther from the final approach fix than the runway threshold.
                          See Figure 52. The missed approach surface shall commence over the missed approach point at the required height. (See Para 274).

                 (2) Circling Approach. The missed approach point is a point on the final approach course which is NOT farther from the final approach fix than the first usable portion of the landing area. The missed approach surface shall commence over the missed approach point at the required height. (See Para
                          274).

         b. On-Airport Facilities. The missed approach point is a point on the final approach course which is NOT farther from the final approach fix than the facility. The missed approach surface shall commence over the missed approach point at the required height. (See Paragraph 274).

515.-519.        RESERVED.

                          SECTION 2. TACAN AND VOR/DME

520.     FEEDER ROUTES.

         Criteria for feeder routes are contained at Para 220.

521.     INITIAL APPROACH SEGMENT.

         Due to the fixing capability of TACAN and VOR/DME a procedure turn initial approach may not be required. Criteria for initial approach segments are contained in Chapter 2, Section 3.

522.     INTERMEDIATE APPROACH SEGMENT.

         Criteria for the intermediate segment are contained in Chapter 2,
Section 4.

523.     FINAL APPROACH SEGMENT.

         TACAN and VOR/DME final approaches may be based either on arcs or radials. The final approach begins at a final approach fix and ends at the missed approach point. The missed approach point is always marked with a fix.

         a. Radial Final Approach. Criteria for the radial final approach are specified in Para 513.

         b. Arc Final Approach. The final approach arc shall be a continuation of the intermediate arc. It shall be specified in nautical miles and tenths thereof. Arcs closer than 7 miles (15 miles for high altitude procedures) and farther than 30 miles from the facility shall NOT be used for final approach. No turns are permitted over the final approach fix.

                 (1) Alignment. For Straight-In approaches, the final approach arc shall pass through the runway threshold when the angle of convergence of the runway centerline and the tangent of the arc does not exceed 15 degrees. When the angle exceeds 15 degrees the final approach arc shall be aligned to pass through the center of the airport and only circling minimums shall be authorized. See Figure 53.

         [Diagram - Figure 53. Arc Final Approach Alignment. Arc Aligned to Threshold. TACAN or VOR/DME. Para 523.b.(1).]

                 (2) Area. The area considered for obstacle clearance in the arc final approach segments starts at the final approach fix and ends at the runway or missed approach point, whichever is encountered last. It should NOT be more than 5 miles long. It shall be divided into primary and secondary areas. The primary area is 8 miles wide, and extends 4 miles on either side of the arc. A secondary area is on each side of the primary area. The secondary areas are 2 miles wide on each side of the primary area. See Figure 54.

         [Diagram - Figure 54. ARC Final Approach Area. TACAN or VOR/DME. Para 523.b.(2).]

                 (3) Obstacle Clearance. The minimum obstacle clearance in the primary area is 500 feet. In the secondary area, 500 feet of obstacle clearance shall be provided at the inner edge, tapering uniformly to zero feet at the outer edge. The minimum required obstacle clearance at any point in the secondary area is shown in Appendix 2, Figure 123.

                 (4) Descent Gradient. Criteria for descents are specified in Para 513.d.

                 (5) Use of Fixes. Fixes along an arc are restricted to those formed by radials from the VORTAC facility which provides the DME signal. Criteria for such fixes are contained in Chapter 2, Section 8.

                 (6) Minimum Descent Altitude. Straight-In MDAs shall be specified lower than circling for arc procedures. Criteria for determining the circling MDA are contained in Chapter 3, Section 2.

524.     MISSED APPROACH SEGMENT.

         Criteria for the missed approach segment are contained in Chapter 2,
Section 7. The missed approach point shall be a radial/DME fix. The missed approach surface shall commence over the fix and at the required height. (Also See Para 514.)

NOTE: The arc missed approach course may be a continuation of the final approach arc.

525.-599.        RESERVED.

                        ANNEX XXV - WARRANTY CLAIM FORM

        [Subject to Request For Confidential Treatment in its Entirety]

                  ANNEX XXVI - STATEMENT OF TECHNICAL SUPPORT
                            AND AFTER SALES SERVICE

        [Subject to Request For Confidential Treatment in its Entirety]

                  ANNEX XXVII - STATEMENT OF COMMITMENT TO USE
                   INDONESIAN FREIGHT FORWARDER AND INSURANCE

        [Subject to Request For Confidential Treatment in its Entirety]

                  ANNEX XXVIII - LIST OF EQUIPMENT FREQUENCIES

        [Subject to Request For Confidential Treatment in its Entirety]

                  ANNEX XXIX - STATEMENT OF MANPOWER INSURANCE

        [Subject to Request For Confidential Treatment in its Entirety]

                       ANNEX XXX - LIST OF LOCAL CONTENT

        [Subject to Request for Confidential Treatment in its Entirety]